   As filed with the Securities and Exchange Commission on November 1, 2006

                                                   Registration Nos. 333-133675
                                                                   and 811-7534

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-6

                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Post-Effective Amendment No. 1  [X]


                              and

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
       1940                                                             [_]

                         Amendment No. 11          [X]

                          PARAGON SEPARATE ACCOUNT B
                          (Exact Name of Registrant)

                      METROPOLITAN LIFE INSURANCE COMPANY
                              (Name of Depositor)

                   200 Park Avenue, New York, New York 10166
             (Address of Depositor's Principal Executive Offices)

              Depositor's Telephone Number, including Area Code:
                                1-800-638-5000

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128
                        (Name and address of Guarantor)

              Name and Address of
              Agent for Service:        Copy to:
              ------------------        --------
              Marie C. Swift, Esquire   Stephen E. Roth, Esquire
              Metropolitan Life         Sutherland Asbill &
                Insurance Company       Brennan LLP
              501 Boylston Street       1275 Pennsylvania
                                        Avenue, N.W.
              Boston, MA 02116-3700     Washington, DC 20004-2415


It is proposed that this filing will become effective (check appropriate box)

[_]immediately upon filing pursuant to paragraph (b)

[X]on November 1, 2006 pursuant to paragraph (b)

[_]60 days after filing pursuant to paragraph (a)(1)

[_]on (date) pursuant to paragraph (a)(1) of Rule 485

[_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment


   Title of securities being registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance contracts

================================================================================

   Note: The prospectuses, as supplemented and Statements of Additional Information, as supplemented, each dated May 1, 2006 included in the Registration Statement on Form N-6 (File No. 333-133675/811-07534) filed on May 1, 2006 are incorporated herein by reference.

   The supplement dated October 2, 2006 to the Prospectuses dated May 1, 2006 as filed on October 2, 2006 pursuant to Rule 497 is incorporated herein by reference.

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                      METROPOLITAN LIFE INSURANCE COMPANY
                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (314) 862-2211

                       Supplement dated November 1, 2006
                                      to
                         Prospectus dated May 1, 2006

This supplement contains additional information and should be read and maintained with the prospectus identified above.

Effective November 1, 2006, three additional Funds are available through all Policies. Those Funds are:

Fidelity VIP Real Estate Portfolio
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Asset Manager: Growth Portfolio

As a result, the following Funds are available through all Policies:

Fidelity Variable Insurance Products Fund
VIP Money Market Portfolio
VIP Investment Grade Bond Fund
VIP Index 500 Portfolio
VIP Growth Portfolio
VIP Equity-Income Portfolio
VIP High Income Portfolio
VIP Real Estate Portfolio
VIP Asset Manager Portfolio
VIP Asset Manager: Growth Portfolio

MFS Variable Insurance Trust
MFS Global Equity Series

Metropolitan Series Fund, Inc.
Russell 2000(R)

In addition, if you are NOT a Participant in the Group Contract for KPMG LLP, the following Funds are also available through your Policy:

T. Rowe Price Equity Series, Inc.
TRP Personal Strategy Balanced Portfolio
TRP Equity Income Portfolio
TRP Mid-Cap Growth Fund

Putnam Variable Trust
Putnam VT International Equity Fund

The following supplements the table under "Fee Table" that shows the fees and expenses (in some cases before and after contractual fee waiver or expense reimbursement) charged by each new portfolio for the fiscal year ended December 31, 2005.

                                                                                        Net Total
                                                                Gross                    Annual
                                                                Total     Amount of     Expenses
                                     Management 12b-1  Other    Annual    Waiver or   (contractual
Fund                                    Fees    Fees  Expenses Expenses Reimbursement arrangements)
----                                 ---------- ----- -------- -------- ------------- -------------
Fidelity Variable Insurance Products
  Fund/(1)/
   Real Estate Portfolio............    0.57%   0.00%   0.17%    0.74%      0.00%         0.74%
   Asset Manager Portfolio..........    0.52%   0.00%   0.12%    0.64%      0.00%         0.64%
   Asset Manager: Growth Portfolio..    0.57%   0.00%   0.17%    0.74%      0.00%         0.74%

--------
(1)For certain portfolios, certain expenses were reimbursed and/or certain fees were waived during 2005. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:

                                                                              Net
                                                                Amount of    Total
                                          Management  Other     Waiver or    Annual
Fund                                         Fees    Expenses Reimbursement Expenses
----                                      ---------- -------- ------------- --------
Fidelity Variable Insurance Products Fund
   Real Estate Portfolio(*)..............    0.57%     0.17%      (0.03)%     0.71%
   Asset Manager Portfolio(**)...........    0.52%     0.12%      (0.01)%     0.63%
   Asset Manager: Growth Portfolio**.....    0.57%     0.17%      (0.02)%     0.72%

--------
* A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. These offsets may be discontinued at any time.
** A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.

The following supplements the table under "The Separate Account and the Funds" that summarizes the investment objective(s) and identifies the investment adviser of each new fund.

    Portfolio     Investment Manager                      Investment Objective
    ---------     ------------------                      --------------------
Fidelity Real     Fidelity           The Portfolio seeks above-average income and long-term
Estate Portfolio  Management &       capital growth, consistent with reasonable investment risk by
                  Research Company.  investing in the equity securities of companies in the real estate industry. The Fund seeks to provide a yield that exceeds the composite yield of the S&P 500.

Fidelity Asset    Fidelity           The Portfolio seeks to obtain high total return with reduced
Manager Portfolio Management &       risk over the long term by allocating its assets among stocks,
                  Research Company.  bonds, and short-term instruments.

Fidelity Asset    Fidelity           The Portfolio seeks to maximize total return by allocating its
Manager:          Management &       assets among stocks, bonds, short-term instruments, and other
Growth Portfolio  Research Company.  investments.

              GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
                          PARAGON SEPARATE ACCOUNT B
                          PARAGON SEPARATE ACCOUNT D

                   Supplement dated November 1, 2006 to the
                Prospectuses dated May 1, 2006, as supplemented

This supplement updates certain information in the prospectuses for the above group variable universal life insurance policies, as periodically supplemented. You should read and retain this supplement.

On or about November 3, 2006, the Money Market VIP Portfolio of the DWS Variable Series I will merge into the DWS Money Market VIP Portfolio of the DWS Variable Series II. The DWS Money Market VIP Portfolio of the DWS Variable Series II will be the investment option available in your policy.

              GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                   Supplement dated November 1, 2006 to the
                     Statements of Additional Information
                      dated May 1, 2006, as supplemented

This supplement updates certain information in the Statements of Additional Information for the above group variable universal life insurance policies, as periodically supplemented. You should read and retain this supplement.

FINANCIAL STATEMENTS

The attached financial statements of Metropolitan Life Insurance Company replace, in their entirety, the financial statements of Metropolitan Life set forth in the Statements of Additional Information.

The attached financial statements of General American Life Insurance Company, as Guarantor, replace, in their entirety, the financial statements of General American set forth in the Statements of Additional Information.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Report of Independent Registered Public Accounting Firm.....  F-1
Financial Statements at December 31, 2005 and 2004 and for
  the years ended December 31, 2005, 2004 and 2003:
  Consolidated Balance Sheets...............................  F-2
  Consolidated Statements of Income.........................  F-3
  Consolidated Statements of Stockholder's Equity...........  F-4
  Consolidated Statements of Cash Flows.....................  F-5
  Notes to Consolidated Financial Statements................  F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company
New York, New York:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

/s/ DELOITTE & TOUCHE LLP

New York, New York
April 17, 2006
(October 18, 2006 as to Note 19)

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                2005       2004
                                                              --------   --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $141,929 and $141,496, respectively)...  $147,897   $150,229
  Trading securities, at fair value (cost: $373 and $0,
    respectively)...........................................       373         --
  Equity securities available-for-sale, at fair value (cost:
    $1,989 and $1,646, respectively)........................     2,217      1,903
  Mortgage and consumer loans...............................    33,094     31,571
  Policy loans..............................................     8,412      8,256
  Real estate and real estate joint ventures
    held-for-investment.....................................     4,087      2,643
  Real estate held-for-sale.................................        --        678
  Other limited partnership interests.......................     3,256      2,891
  Short-term investments....................................       883      1,194
  Other invested assets.....................................     5,839      4,908
                                                              --------   --------
    Total investments.......................................   206,058    204,273
Cash and cash equivalents...................................     1,787      2,370
Accrued investment income...................................     2,030      2,006
Premiums and other receivables..............................     6,678      5,497
Deferred policy acquisition costs and value of business
  acquired..................................................    11,438     11,062
Assets of subsidiaries held-for-sale........................        --        410
Other assets................................................     6,183      5,863
Separate account assets.....................................    73,152     68,507
                                                              --------   --------
    Total assets............................................  $307,326   $299,988
                                                              ========   ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 94,372   $ 91,598
  Policyholder account balances.............................    72,793     68,357
  Other policyholder funds..................................     6,918      6,730
  Policyholder dividends payable............................       915        885
  Policyholder dividend obligation..........................     1,607      2,243
  Short-term debt...........................................       453      1,445
  Long-term debt............................................     2,961      2,050
  Shares subject to mandatory redemption....................       278        278
  Liabilities of subsidiaries held-for-sale.................        --        268
  Current income taxes payable..............................       444        709
  Deferred income taxes payable.............................     2,729      2,671
  Payables for collateral under securities loaned and other
    transactions............................................    21,009     25,230
  Other liabilities.........................................    11,228     10,025
  Separate account liabilities..............................    73,152     68,507
                                                              --------   --------
    Total liabilities.......................................   288,859    280,996
                                                              --------   --------
Stockholder's Equity:
Common stock, par value $0.01 per share; 1,000,000,000
  shares authorized; 494,466,664 shares issued and
  outstanding at December 31, 2005 and 2004.................         5          5
Additional paid-in capital..................................    13,808     13,827
Retained earnings...........................................     2,749      2,696
Accumulated other comprehensive income......................     1,905      2,464
                                                              --------   --------
  Total stockholder's equity................................    18,467     18,992
                                                              --------   --------
  Total liabilities and stockholder's equity................  $307,326   $299,988
                                                              ========   ========

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
REVENUES
Premiums....................................................  $19,256   $17,437   $18,099
Universal life and investment-type product policy fees......    1,948     2,009     1,920
Net investment income.......................................   11,750    10,818    10,267
Other revenues..............................................      820       862       980
Net investment gains (losses)...............................      179       282      (526)
                                                              -------   -------   -------
  Total revenues............................................   33,953    31,408    30,740
                                                              -------   -------   -------
EXPENSES
Policyholder benefits and claims............................   20,445    18,736    18,590
Interest credited to policyholder account balances..........    2,596     2,357     2,379
Policyholder dividends......................................    1,647     1,636     1,699
Other expenses..............................................    5,717     5,583     5,771
                                                              -------   -------   -------
  Total expenses............................................   30,405    28,312    28,439
                                                              -------   -------   -------
Income from continuing operations before provision for
  income taxes..............................................    3,548     3,096     2,301
Provision for income taxes..................................    1,105       876       643
                                                              -------   -------   -------
Income from continuing operations...........................    2,443     2,220     1,658
Income from discontinued operations, net of income taxes....      810        71       369
                                                              -------   -------   -------
Income before cumulative effect of a change in accounting...    3,253     2,291     2,027
Cumulative effect of a change in accounting, net of income
  taxes.....................................................       --       (52)      (26)
                                                              -------   -------   -------
Net income..................................................  $ 3,253   $ 2,239   $ 2,001
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                     ACCUMULATED OTHER COMPREHENSIVE
                                                                                              INCOME (LOSS)
                                    PARENT'S                                      -------------------------------------
                                   INTEREST IN                                       NET
                                    PREFERRED                                     UNREALIZED     FOREIGN      MINIMUM
                                      STOCK               ADDITIONAL              INVESTMENT    CURRENCY      PENSION
                                      OF A       COMMON    PAID-IN     RETAINED     GAINS      TRANSLATION   LIABILITY
                                   SUBSIDIARY    STOCK     CAPITAL     EARNINGS    (LOSSES)    ADJUSTMENT    ADJUSTMENT    TOTAL
                                   -----------   ------   ----------   --------   ----------   -----------   ----------   -------
Balance at January 1, 2003.......     $ --         $5      $13,474     $   708      $1,991        $(67)        $ (46)     $16,065
Issuance of preferred stock by
 subsidiary to the Holding
 Company.........................       93                                                                                     93
Issuance of shares -- by
 subsidiary......................                               24                                                             24
Issuance of stock options -- by
 subsidiary......................                                2                                                              2
Sale of subsidiaries to the
 Holding Company or affiliate....                              261                                                            261
Capital contribution from the
 Holding Company.................                                2                                                              2
Return of capital to the Holding
 Company.........................                              (33)                                                           (33)
Dividends on common stock........                                       (1,448)                                            (1,448)
Comprehensive income (loss):
 Net income......................                                        2,001                                              2,001
 Other comprehensive income
   (loss):
   Unrealized gains (losses) on
     derivative instruments, net
     of income taxes.............                                                     (228)                                  (228)
   Unrealized investment gains
     (losses), net of related
     offsets and income taxes....                                                      642                                    642
   Foreign currency translation
     adjustments.................                                                                  174                        174
   Minimum pension liability
     adjustment..................                                                                                (82)         (82)
                                                                                                                          -------
   Other comprehensive income
     (loss)......................                                                                                             506
                                                                                                                          -------
 Comprehensive income (loss).....                                                                                           2,507
                                      ----         --      -------     -------      ------        ----         -----      -------
Balance at December 31, 2003.....       93          5       13,730       1,261       2,405         107          (128)      17,473
Contribution of preferred stock
 by Holding Company to subsidiary
 and retirement thereof..........      (93)                                                                                   (93)
Issuance of shares -- by
 subsidiary......................                                4                                                              4
Issuance of stock options -- by
 subsidiary......................                                2                                                              2
Capital contribution from the
 Holding Company.................                               94                                                             94
Return of capital to the Holding
 Company.........................                               (3)                                                            (3)
Dividends on preferred stock.....                                           (7)                                                (7)
Dividends on common stock........                                         (797)                                              (797)
Comprehensive income (loss):
 Net income......................                                        2,239                                              2,239
 Other comprehensive income
   (loss):
   Unrealized gains (losses) on
     derivative instruments, net
     of income taxes.............                                                      (77)                                   (77)
   Unrealized investment gains
     (losses), net of related
     offsets and income taxes....                                                       19                                     19
   Cumulative effect of a change
     in accounting, net of income
     taxes.......................                                                       61                                     61
   Foreign currency translation
     adjustments.................                                                                   79                         79
   Minimum pension liability
     adjustment..................                                                                                 (2)          (2)
                                                                                                                          -------
   Other comprehensive income
     (loss)......................                                                                                              80
                                                                                                                          -------
 Comprehensive income (loss).....                                                                                           2,319
                                      ----         --      -------     -------      ------        ----         -----      -------
Balance at December 31, 2004.....       --          5       13,827       2,696       2,408         186          (130)      18,992
Treasury stock transactions,
 net -- by subsidiary............                              (15)                                                           (15)
Issuance of stock options -- by
 subsidiary......................                               (4)                                                            (4)
Dividends on common stock........                                       (3,200)                                            (3,200)
Comprehensive income (loss):
 Net income......................                                        3,253                                              3,253
 Other comprehensive income
   (loss):
   Unrealized gains (losses) on
     derivative instruments, net
     of income taxes.............                                                      184                                    184
   Unrealized investment gains
     (losses), net of related
     offsets and income taxes....                                                     (783)                                  (783)
   Foreign currency translation
     adjustments.................                                                                  (49)                       (49)
   Minimum pension liability
     adjustment..................                                                                                 89           89
                                                                                                                          -------
   Other comprehensive income
     (loss)......................                                                                                            (559)
                                                                                                                          -------
 Comprehensive income (loss).....                                                                                           2,694
                                      ----         --      -------     -------      ------        ----         -----      -------
Balance at December 31, 2005.....     $ --         $5      $13,808     $ 2,749      $1,809        $137         $ (41)     $18,467
                                      ====         ==      =======     =======      ======        ====         =====      =======

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                 (IN MILLIONS)

                                                                2005        2004       2003
                                                              ---------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   3,253   $  2,239   $  2,001
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Depreciation and amortization expenses....................        299        344        394
  Amortization of premiums and accretion of discounts
    associated with investments, net........................       (203)       (15)      (162)
  (Gains) losses from sales of investments and businesses,
    net.....................................................     (1,379)      (289)        96
  Equity of earnings of real estate joint ventures and other
    limited partnership interests...........................       (399)      (167)        19
  Interest credited to policyholder account balances........      2,596      2,357      2,379
  Universal life and investment-type product policy fees....     (1,948)    (2,009)    (1,920)
  Change in accrued investment income.......................        (24)       (67)       (93)
  Change in premiums and other receivables..................       (734)       460        (81)
  Change in deferred policy acquisition costs, net..........       (504)      (752)      (904)
  Change in insurance-related liabilities...................      3,794      3,829      3,989
  Change in trading securities..............................       (375)        --         --
  Change in income taxes payable............................        147       (101)       250
  Change in other assets....................................       (236)      (390)      (455)
  Change in other liabilities...............................      1,878      1,288        637
  Other, net................................................         24         29        (61)
                                                              ---------   --------   --------
Net cash provided by operating activities...................      6,189      6,756      6,089
                                                              ---------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturities..........................................    118,459     78,494     69,292
  Equity securities.........................................        777      1,587        576
  Mortgage and consumer loans...............................      7,890      3,961      3,221
  Real estate and real estate joint ventures................      1,922        436      1,087
  Other limited partnership interests.......................        953        800        330
Purchases of:
  Fixed maturities..........................................   (119,375)   (83,243)   (90,077)
  Equity securities.........................................     (1,057)    (2,107)      (149)
  Mortgage and consumer loans...............................     (9,473)    (8,639)    (4,354)
  Real estate and real estate joint ventures................     (1,323)      (737)      (278)
  Other limited partnership interests.......................     (1,012)      (893)      (643)
Net change in short-term investments........................        409        215       (183)
Proceeds from sales of businesses, net of cash disposed of
  $43, $7 and $(13), respectively...........................        260         18      1,995
Net change in policy loans..................................       (156)       (77)      (154)
Net change in other invested assets.........................       (598)      (379)    (1,108)
Net change in property, equipment and leasehold
  improvements..............................................       (114)        17        (45)
Other, net..................................................        (76)        --         (2)
                                                              ---------   --------   --------
Net cash used in investing activities.......................     (2,514)   (10,547)   (20,492)
                                                              ---------   --------   --------

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                 (IN MILLIONS)

                                                                2005        2004       2003
                                                              ---------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................     30,008     28,344     29,132
    Withdrawals.............................................    (26,732)   (22,801)   (22,339)
  Net change in payables for collateral under securities
    loaned and other transactions...........................     (4,221)     1,166      7,744
  Net change in short-term debt.............................       (992)    (2,072)     2,624
  Long-term debt issued.....................................      1,216         28        137
  Long-term debt repaid.....................................       (395)       (38)      (714)
  Capital contribution from the Parent Company..............         --         --        148
  Proceeds from offering of common stock by subsidiary,
    net.....................................................         --         --        398
  Dividends on preferred stock..............................         --         (7)        --
  Dividends on common stock.................................     (3,200)      (797)    (1,448)
  Other, net................................................         --          3          8
                                                              ---------   --------   --------
Net cash (used in) provided by financing activities.........     (4,316)     3,826     15,690
                                                              ---------   --------   --------
Change in cash and cash equivalents.........................       (641)        35      1,287
Cash and cash equivalents, beginning of year................      2,428      2,393      1,106
                                                              ---------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   1,787   $  2,428   $  2,393
                                                              =========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.........................................  $      58   $     57   $     66
                                                              =========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR...................................................  $      --   $     58   $     57
                                                              =========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.........................................  $   2,370   $  2,336   $  1,040
                                                              =========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR...................................................  $   1,787   $  2,370   $  2,336
                                                              =========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
    Interest................................................  $     203   $    140   $    307
                                                              =========   ========   ========
    Income taxes............................................  $   1,385   $    950   $    789
                                                              =========   ========   ========
  Non-cash transactions during the year:
    Business Dispositions:
      Assets disposed.......................................  $     366   $     42   $  5,493
      Less: liabilities disposed............................        269         17      3,511
                                                              ---------   --------   --------
      Net assets disposed...................................  $      97   $     25   $  1,982
      Plus: equity securities received......................         43         --         --
      Less: cash disposed...................................         43          7        (13)
                                                              ---------   --------   --------
      Business disposition, net of cash disposed............  $      97   $     18   $  1,995
                                                              =========   ========   ========
    Contribution of equity securities to MetLife
      Foundation............................................  $       1   $     50   $     --
                                                              =========   ========   ========
    Purchase money mortgage on real estate sale.............  $      --   $      2   $    196
                                                              =========   ========   ========
    Real estate acquired in satisfaction of debt............  $       1   $      7   $     14
                                                              =========   ========   ========
    Transfer from funds withheld at interest to fixed
      maturities............................................  $      --   $    606   $     --
                                                              =========   ========   ========

     See Note 5 for non-cash reinsurance transaction

          See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES.
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (collectively the "Company") is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company and its subsidiaries ("Met P&C"), which was sold to the Holding Company in 2003. Outside the United States, the Company has direct insurance operations in Canada and Asia.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 6. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     Met P&C, Metropolitan Tower Life Insurance Company ("MTL"), MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to the Holding Company in 2003; and Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL, both in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale. The Company completed the sales of its wholly owned subsidiaries SSRM Holdings, Inc. ("SSRM") and P.T. Sejahtera ("MetLife Indonesia") to third parties on January 31, 2005, and September 29, 2005, respectively. The Company has reclassified the assets, liabilities and operations of SSRM and MetLife Indonesia into discontinued operations for all years presented in the consolidated financial statements. See Notes 15 and 16.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,388 million and $1,325 million at December 31, 2005 and 2004, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include $1,166 million and $7,744 million relating to the net change in payables for collateral under securities loaned and other transactions reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC"), including value of business acquired ("VOBA"); (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; (ix) the liability for litigation and regulatory matters; and (x) accounting for employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, mortgage and consumer loans, other limited partnerships, and real estate and real estate joint ventures, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. VOBA, included in DAC reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis. Differences between actual experience and the assumptions used in pricing these policies and in the establishment of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumptions used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "-- Summary of Critical Accounting Estimates-Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage and consumer loans are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes derivative revaluation gains and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies. Interest on funds withheld is reported in net investment income in the consolidated financial statements.

     The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return on its investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

     The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method. The SPEs used to securitize assets are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities. Prior to the adoption of Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin ("ARB") No. 51 ("FIN 46"), and its December 2003 revision ("FIN 46(r)"), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

     The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). These beneficial interests are generally structured notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains (losses).

  Trading Securities

     During 2005, the Company established a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities. Trading securities are recorded at fair value with subsequent changes in fair value recognized in net investment income.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffective, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of shareholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheets at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1,069 million and $1,054 million at December 31, 2005 and 2004, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $445 million and $438 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $94 million, $93 million and $99 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $877 million and $749 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $584 million and $490 million at December 31, 2005 and 2004, respectively. Related amortization expense was $97 million, $126 million and $143 million for the years ended December 31, 2005, 2004 and 2003, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC and VOBA. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA are for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

     Changes in goodwill are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004     2003
                                                              ------   ------   -------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................   $217     $218     $ 405
Acquisitions................................................      1        1         3
Dispositions and other......................................    (18)      (2)     (190)
                                                               ----     ----     -----
Balance, end of year........................................   $200     $217     $ 218
                                                               ====     ====     =====

  Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

premiums and (ii) premium deficiency reserve. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 10% and 12% of the Company's life insurance in-force, and 86% and 87% of the number of life insurance policies in-force, at December 31, 2005 and 2004, respectively. Participating policies represented approximately 35% and 34%, 37% and 37%, and 40% and 41% of gross and net life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 14%, less expenses, mortality charges, and withdrawals.

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2005, 2004 and 2003, the Company issued $4,018 million, $3,958 million and $4,349 million, respectively, in such obligations. During the years ended December 31, 2005, 2004 and 2003, there were repayments of $1,052 million, $150 million and $47 million respectively, of GICs under this program. Accordingly, the GICs outstanding, which are included in policyholder account balances in the accompanying consolidated balance sheets, were $12,149 million and $9,017 million at December 31, 2005 and 2004, respectively. Interest credited on the contracts for the years ended December 31, 2005, 2004 and 2003 was $384 million, $142 million and $58 million, respectively.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Guaranteed income benefit liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed income benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life and its insurance subsidiaries.

  Federal Income Taxes

     The Company joins with the Holding Company and its includable affiliates in filing a consolidated U.S. federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their income (losses and other credits) contributes to (reduce) the consolidated federal income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis.

     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $1.7 billion were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Stock-Based Compensation

     MetLife, Inc. and the Company account for stock-based compensation plans using the prospective fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method requires compensation cost to be measured based on the fair value of the equity instrument at the grant or award date. MetLife, Inc. allocates substantially all of the stock option expense to the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Stock-based compensation grants prior to January 1, 2003 are accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25").
Note 12 includes the pro forma disclosures required by SFAS No. 123, as amended. The intrinsic value method represents the quoted market price or fair value of the equity award at the measurement date less the amount, if any, the employee is required to pay.

     Stock-based compensation is accrued over the vesting period of the grant or award.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. As a result of the adoption of Issue B36, the Company recorded a cumulative effect of a change in accounting of $26 million, net of income taxes, for the year ended December 31, 2003.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     In September 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. EITF 05-7 will be applied prospectively and is effective for all debt modifications occurring in periods beginning after December 15, 2005. EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the EITF reached consensus on Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid in capital. EITF 05-8 will be applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, and is effective for periods beginning after December 15, 2005. EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which revised SFAS 123 and supersedes APB 25. SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be measured at fair value and recognized over the period during which an employee is required to provide service in exchange for an award. The SEC issued a final ruling in April 2005 allowing a public company that is not a small business issuer to implement SFAS 123(r) at the beginning of the next fiscal year after June 15, 2005. Thus, the revised pronouncement must be adopted by the Company by January 1, 2006. As permitted under SFAS 148, Accounting for Stock-Based Compensation -- Transition and Disclosure -- an amendment of FASB Statement No. 123, the Company elected to use the prospective method of accounting for stock options granted subsequent to December 31, 2002. Options granted prior to January 1, 2003 will continue to be accounted for under the intrinsic value method until the adoption of SFAS 123(r). In addition, the pro forma impact of accounting for these options at fair value continued to be accounted for under the intrinsic value method until the last of those options vested in 2005. As all stock options currently accounted for under the intrinsic value method vested prior to the effective date, implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements. See
Note 12.

     Effective July 1, 2004, the Company prospectively adopted FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"). FSP 106-2 provides accounting guidance to employers that sponsor postretirement health care plans that provide prescription drug benefits. The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 based on the Company's determination that the prescription drug benefits offered under certain

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. The postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $213 million at July 1, 2004. See Note 11.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2004, the Company adopted EITF Issue No. 03-6, Participating Securities and the Two -- Class Method under FASB Statement No. 128 ("EITF 03-6"). EITF 03-6 provides guidance on determining whether a security should be considered a participating security for purposes of computing earnings per common share and how earnings should be allocated to the participating security. EITF 03-6 did not have an impact on the Company's earnings per common share calculations or amounts.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practice Aid ("TPA"), issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"), which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which has been reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability ("offsets"), under certain variable annuity and life contracts and income taxes. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS No. 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income taxes, which were recorded as cumulative effects of changes in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and policyholder account balances. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income taxes, which were reported as cumulative

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

effects of changes in accounting. Due to the adoption of SOP 03-1, the Company recorded a cumulative effect of a change in accounting of $52 million, net of income taxes of $27 million, for the year ended December 31, 2004.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits -- an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     During 2003, the Company adopted FIN 46 and FIN 46(r). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a variable interest entity ("VIE") and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest; or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated. In accordance with the provisions of FIN 46(r), the Company elected to defer until March 31, 2004 the consolidation of interests in VIEs for non-SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. As of March 31, 2004, the Company consolidated assets and liabilities relating to real estate joint ventures of $78 million and $11 million, respectively, and assets and liabilities relating to other limited partnerships of $29 million and less than $1 million, respectively, for VIEs for which the Company was deemed to be the primary beneficiary. There was no impact to net income from the adoption of FIN 46.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 10.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

2.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                 DECEMBER 31, 2005
                                                 --------------------------------------------------
                                                  COST OR    GROSS UNREALIZED
                                                 AMORTIZED   -----------------   ESTIMATED    % OF
                                                   COST       GAIN      LOSS     FAIR VALUE   TOTAL
                                                 ---------   -------   -------   ----------   -----
                                                                   (IN MILLIONS)
U.S. corporate securities......................  $ 47,966    $2,506    $  358     $ 50,114     33.9%
Residential mortgage-backed securities.........    30,213       315       292       30,236     20.4
Foreign corporate securities...................    22,873     1,625       257       24,241     16.4
U.S. Treasury/agency securities................    17,858     1,333        18       19,173     13.0
Commercial mortgage-backed securities..........    10,793       194       102       10,885      7.4
Asset-backed securities........................     6,412        74        29        6,457      4.4
Foreign government securities..................     4,734       999        10        5,723      3.9
State and political subdivision securities.....       738        21        10          749      0.5
Other fixed maturity securities................       203        10        33          180      0.1
                                                 --------    ------    ------     --------    -----
  Total bonds..................................   141,790     7,077     1,109      147,758    100.0
Redeemable preferred stocks....................       139         1         1          139       --
                                                 --------    ------    ------     --------    -----
  Total fixed maturities.......................  $141,929    $7,078    $1,110     $147,897    100.0%
                                                 ========    ======    ======     ========    =====
Common stocks..................................  $  1,616    $  229    $   25     $  1,820     82.1%
Nonredeemable preferred stocks.................       373        27         3          397     17.9
                                                 --------    ------    ------     --------    -----
  Total equity securities......................  $  1,989    $  256    $   28     $  2,217    100.0%
                                                 ========    ======    ======     ========    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2004
                                                   --------------------------------------------------
                                                    COST OR    GROSS UNREALIZED
                                                   AMORTIZED   -----------------   ESTIMATED    % OF
                                                     COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                   ---------   --------   ------   ----------   -----
                                                                     (IN MILLIONS)
U.S. corporate securities........................  $ 51,398     $3,561     $144     $ 54,815     36.5%
Residential mortgage-backed securities...........    28,155        573       52       28,676     19.1
Foreign corporate securities.....................    21,545      2,381       65       23,861     15.9
U.S. Treasury/agency securities..................    14,938      1,271       19       16,190     10.8
Commercial mortgage-backed securities............    10,395        408       30       10,773      7.2
Asset-backed securities..........................     9,282        115       29        9,368      6.2
Foreign government securities....................     4,650        766       12        5,404      3.6
State and political subdivision securities.......       340         16        1          355      0.2
Other fixed maturity securities..................       519         46       33          532      0.3
                                                   --------     ------     ----     --------    -----
  Total bonds....................................   141,222      9,137      385      149,974     99.8
Redeemable preferred stocks......................       274         --       19          255      0.2
                                                   --------     ------     ----     --------    -----
  Total fixed maturities.........................  $141,496     $9,137     $404     $150,229    100.0%
                                                   ========     ======     ====     ========    =====
Common stocks....................................  $  1,329     $  238     $  5     $  1,562     82.1%
Nonredeemable preferred stocks...................       317         24       --          341     17.9
                                                   --------     ------     ----     --------    -----
  Total equity securities........................  $  1,646     $  262     $  5     $  1,903    100.0%
                                                   ========     ======     ====     ========    =====

     The Company held foreign currency derivatives with notional amounts of $4,946 million and $4,642 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,160 million and $11,199 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $388 million and $876 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities at fair value were $10 million and $84 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were $1 million and $(11) million at December 31, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                              DECEMBER 31,
                                             -----------------------------------------------
                                                      2005                     2004
                                             ----------------------   ----------------------
                                              COST OR                  COST OR
                                             AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                               COST      FAIR VALUE     COST      FAIR VALUE
                                             ---------   ----------   ---------   ----------
                                                              (IN MILLIONS)
Due in one year or less....................  $  4,271     $  4,320    $  5,490     $  5,577
Due after one year through five years......    20,419       20,899      24,322       25,487
Due after five years through ten years.....    29,365       30,335      28,842       31,041
Due after ten years........................    40,317       44,626      34,736       39,052
                                             --------     --------    --------     --------
  Subtotal.................................    94,372      100,180      93,390      101,157
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities........    47,418       47,578      47,832       48,817
                                             --------     --------    --------     --------
  Subtotal.................................   141,790      147,758     141,222      149,974
Redeemable preferred stock.................       139          139         274          255
                                             --------     --------    --------     --------
  Total fixed maturities...................  $141,929     $147,897    $141,496     $150,229
                                             ========     ========    ========     ========

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Proceeds................................................  $97,347   $53,639   $48,390
Gross investment gains..................................  $   623   $   792   $   446
Gross investment losses.................................  $  (956)  $  (468)  $  (452)

     Gross investment losses above exclude writedowns recorded during 2005, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $64 million, $93 million and $328 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                  DECEMBER 31, 2005
                                       ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                       ----------------------   ----------------------   ----------------------
                                       ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                         FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                         VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                       ---------   ----------   ---------   ----------   ---------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities............   $12,171       $275       $2,295        $ 83       $14,466      $  358
Residential mortgage-backed
  securities.........................    18,839        267          884          25        19,723         292
Foreign corporate securities.........     6,947        199        1,621          58         8,568         257
U.S. Treasury/agency securities......     2,856         16          107           2         2,963          18
Commercial mortgage-backed
  securities.........................     5,323         89          401          13         5,724         102
Asset-backed securities..............     2,289         21          239           8         2,528          29
Foreign government securities........       429          9          161           1           590          10
State and political subdivision
  securities.........................       327         10           --          --           327          10
Other fixed maturity securities......        --         29           38           4            38          33
                                        -------       ----       ------        ----       -------      ------
  Total bonds........................    49,181        915        5,746         194        54,927       1,109
Redeemable preferred stocks..........        48          1           --          --            48           1
                                        -------       ----       ------        ----       -------      ------
  Total fixed maturities.............   $49,229       $916       $5,746        $194       $54,975      $1,110
                                        =======       ====       ======        ====       =======      ======
Equity securities....................   $   409       $ 24       $   57        $  4       $   466      $   28
                                        =======       ====       ======        ====       =======      ======
Total number of securities in an
  unrealized loss position...........     3,607                     675                     4,282
                                        =======                  ======                   =======

                                                                  DECEMBER 31, 2004
                                       ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                       ----------------------   ----------------------   ----------------------
                                       ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                         FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                         VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                       ---------   ----------   ---------   ----------   ---------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities............   $ 8,122       $ 97       $1,081        $ 47       $ 9,203       $144
Residential mortgage-backed
  securities.........................     7,257         49          215           3         7,472         52
Foreign corporate securities.........     3,234         52          413          13         3,647         65
U.S. Treasury/agency securities......     4,399         19            1          --         4,400         19
Commercial mortgage-backed
  securities.........................     3,137         27          136           3         3,273         30
Asset-backed securities..............     3,424         22          203           7         3,627         29
Foreign government securities........       490          8           39           4           529         12
State and political subdivision
  securities.........................        37         --           14           1            51          1
Other fixed maturity securities......        37         33           12          --            49         33
                                        -------       ----       ------        ----       -------       ----
  Total bonds........................    30,137        307        2,114          78        32,251        385
Redeemable preferred stocks..........       255         19           --          --           255         19
                                        -------       ----       ------        ----       -------       ----
  Total fixed maturities.............   $30,392       $326       $2,114        $ 78       $32,506       $404
                                        =======       ====       ======        ====       =======       ====
Equity securities....................   $    78       $  5       $    4        $ --       $    82       $  5
                                        =======       ====       ======        ====       =======       ====
Total number of securities in an
  unrealized loss position...........     2,896                     248                     3,144
                                        =======                  ======                   =======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                       DECEMBER 31, 2005
                                  ------------------------------------------------------------
                                       COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST     UNREALIZED LOSSES        SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months............   $43,966     $68      $  732      $18       2,827       89
Six months or greater but less
  than nine months..............     2,666       4          82        2         268        7
Nine months or greater but less
  than twelve months............     3,874      --         106       --         415        1
Twelve months or greater........     5,980      21         193        5         668        7
                                   -------     ---      ------      ---       -----      ---
  Total.........................   $56,486     $93      $1,113      $25       4,178      104
                                   =======     ===      ======      ===       =====      ===

                                                       DECEMBER 31, 2004
                                  ------------------------------------------------------------
                                       COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST     UNREALIZED LOSSES        SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months............   $22,449     $51       $194       $12       2,020      117
Six months or greater but less
  than nine months..............     7,039       8         94         1         593        5
Nine months or greater but less
  than twelve months............     1,235      19         26         4         156        5
Twelve months or greater........     2,176      20         63        15         241        7
                                   -------     ---       ----       ---       -----      ---
  Total.........................   $32,899     $98       $377       $32       3,010      134
                                   =======     ===       ====       ===       =====      ===

     As of December 31, 2005, $1,113 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $377 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $25 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $25 million, $18 million have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, $32 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 33% of the cost or amortized cost of such securities. Of such unrealized losses of $32 million, $12 million have been in an unrealized loss position for a period of less than six months.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $19,479 million and $23,325 million and an estimated fair value of $20,417 million and $24,625 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $20,975 million and $25,230 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. Security collateral of $33 million and $17 million, respectively, at December 31, 2005 and 2004 on deposit from customers in connection with the securities lending transactions may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,473 million and $1,315 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,492 million and $1,880 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans were categorized as follows:

                                                               DECEMBER 31,
                                                   -------------------------------------
                                                         2005                2004
                                                   -----------------   -----------------
                                                   AMOUNT    PERCENT   AMOUNT    PERCENT
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
Commercial mortgage loans........................  $26,574      80%    $25,432      80%
Agricultural mortgage loans......................    6,242      19       5,654      18
Consumer loans...................................      427       1         639       2
                                                   -------     ---     -------     ---
  Total..........................................   33,243     100%     31,725     100%
                                                               ===                 ===
Less: Valuation allowances.......................      149                 154
                                                   -------             -------
  Mortgage and consumer loans....................  $33,094             $31,571
                                                   =======             =======

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2005, approximately 20%, 9% and 7% of the properties were located in California, New York and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Of the mortgage loans held at December 31, 2005 and 2004, $781 million and $1,480 million, respectively, of the loans granted, were in connection with Metropolitan Insurance and Annuity Company's ("MIAC"), a related party, purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL, also a related party, in 2004. In 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized as investment income when received.

     In addition, the Company has also loaned money to certain real estate joint ventures which are recorded as mortgage loans. The carrying values of such mortgages were $379 million and $641 million at December 31, 2005 and 2004, respectively.

     Changes in loan valuation allowances for mortgage and consumer loans were as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Balance, beginning of year..................................  $154   $126   $122
Additions...................................................    43     56     50
Deductions..................................................   (48)   (28)   (46)
                                                              ----   ----   ----
Balance, end of year........................................  $149   $154   $126
                                                              ====   ====   ====

     A portion of the Company's mortgage and consumer loans was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Impaired mortgage loans with valuation allowances...........   $11    $178
Impaired mortgage loans without valuation allowances........    86     115
                                                               ---    ----
  Total.....................................................    97     293
Less: Valuation allowances on impaired loans................     2      40
                                                               ---    ----
  Impaired loans............................................   $95    $253
                                                               ===    ====

     The average investment in impaired loans was $152 million, $376 million and $615 million for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income on impaired loans was $6 million, $25 million and $55 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     The investment in restructured loans was $37 million and $121 million at December 31, 2005 and 2004, respectively. Interest income of $2 million, $9 million and $19 million was recognized on restructured loans for the years ended December 31, 2005, 2004 and 2003, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $3 million, $11 million and $24 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Mortgage and consumer loans with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure had an amortized cost of $30 million and $35 million at December 31, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

 REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................  $4,205   $2,761
Impairments.................................................    (118)    (118)
                                                              ------   ------
  Total.....................................................   4,087    2,643
                                                              ------   ------
Real estate held-for-sale...................................      --      694
Impairments.................................................      --      (16)
                                                              ------   ------
  Total.....................................................      --      678
                                                              ------   ------
     Real estate and real estate joint ventures.............  $4,087   $3,321
                                                              ======   ======

     Accumulated depreciation on real estate was $993 million and $1,222 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $103 million, $116 million and $124 million for the years ended December 31, 2005, 2004 and 2003, respectively. These amounts include $9 million, $37 million and $51 million of depreciation expense related to discontinued operations for the years ended December 31, 2005, 2004 and 2003, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                           2005               2004
                                                     ----------------   ----------------
                                                     AMOUNT   PERCENT   AMOUNT   PERCENT
                                                     ------   -------   ------   -------
                                                                (IN MILLIONS)
Office.............................................  $2,529      62%    $1,800      55%
Retail.............................................     612      15        556      17
Apartments.........................................     447      11        514      15
Land...............................................      40       1         47       1
Agriculture........................................       2      --          1      --
Other..............................................     457      11        403      12
                                                     ------     ---     ------     ---
  Total............................................  $4,087     100%    $3,321     100%
                                                     ======     ===     ======     ===

     The Company's real estate holdings are primarily located in the United States. At December 31, 2005, approximately 26%, 17% and 15% of the Company's real estate holdings were located in California, Texas and New York, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Changes in the real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Balance, beginning of year..................................  $ 4    $ 12   $ 11
Additions...................................................    5      13     17
Deductions..................................................   (9)    (21)   (16)
                                                              ---    ----   ----
Balance, end of year........................................  $--    $  4   $ 12
                                                              ===    ====   ====

     Investment income related to impaired real estate and real estate joint ventures held-for-investment was $7 million, $15 million and $34 million for the years ended December 31, 2005, 2004 and 2003, respectively. There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale for the year ended December 31, 2005. Investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale was ($1) million and $1 million for the years ended December 31, 2004 and 2003, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $30 million and $38 million at December 31, 2005 and 2004, respectively.

     The Company owned no real estate acquired in satisfaction of debt at December 31, 2005. The Company owned real estate acquired in satisfaction of debt of $1 million at December 31, 2004.

  LEVERAGED LEASES

     Leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Investment..................................................  $  991   $1,059
Estimated residual values...................................     735      480
                                                              ------   ------
  Total.....................................................   1,726    1,539
Unearned income.............................................    (645)    (424)
                                                              ------   ------
  Leveraged leases..........................................  $1,081   $1,115
                                                              ======   ======

     The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred income tax liability related to leveraged leases was $605 million and $757 million at December 31, 2005 and 2004, respectively.

  FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2005 and 2004, were funds withheld at interest of $3,479 million and $2,788 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Fixed maturities........................................  $ 8,600   $ 8,085   $ 7,765
Equity securities.......................................       42        65        27
Mortgage and consumer loans.............................    2,246     1,957     1,932
Real estate and real estate joint ventures..............      592       484       425
Policy loans............................................      497       492       510
Other limited partnership interests.....................      676       324        80
Cash, cash equivalents and short-term investments.......      113        64        83
Other...................................................      381       179       175
                                                          -------   -------   -------
  Total.................................................   13,147    11,650    10,997
Less: Investment expenses...............................    1,397       832       730
                                                          -------   -------   -------
  Net investment income.................................  $11,750   $10,818   $10,267
                                                          =======   =======   =======

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities............................................  $(518)   $  81    $(373)
Equity securities...........................................    121      150       39
Mortgage and consumer loans.................................     31       54      (51)
Real estate and real estate joint ventures..................      7        5       20
Other limited partnership interests.........................     43       53      (84)
Derivatives.................................................    415     (232)     (91)
Other.......................................................     80      171       14
                                                              -----    -----    -----
  Total net investment gains (losses).......................  $ 179    $ 282    $(526)
                                                              =====    =====    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Fixed maturities........................................  $ 5,972   $ 8,571   $ 8,094
Equity securities.......................................      225       270       353
Derivatives.............................................     (207)     (494)     (395)
Minority Interest.......................................     (171)     (103)      (61)
Other...................................................      (82)       34         6
                                                          -------   -------   -------
  Total.................................................    5,737     8,278     7,997
                                                          -------   -------   -------
Amounts related to:
  Future policy benefit loss recognition................   (1,259)   (1,953)   (1,453)
  DAC and VOBA..........................................     (148)     (407)     (495)
  Participating contracts...............................       --        --      (117)
  Policyholder dividend obligation......................   (1,492)   (2,119)   (2,130)
                                                          -------   -------   -------
  Total.................................................   (2,899)   (4,479)   (4,195)
                                                          -------   -------   -------
Deferred income taxes...................................   (1,029)   (1,391)   (1,397)
                                                          -------   -------   -------
  Total.................................................   (3,928)   (5,870)   (5,592)
                                                          -------   -------   -------
     Net unrealized investment gains (losses)...........  $ 1,809   $ 2,408   $ 2,405
                                                          =======   =======   =======

     The changes in net unrealized investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                             2005      2004     2003
                                                            -------   ------   ------
                                                                  (IN MILLIONS)
Balance, beginning of year................................  $ 2,408   $2,405   $1,991
Unrealized investment gains (losses) during the year......   (2,556)     281      994
Unrealized investment gains (losses) of subsidiaries at
  date of sale............................................       15       --      269
Unrealized investment gains (losses) relating to:
  Future policy benefit gains (losses) recognition........      694     (500)    (211)
  DAC and VOBA............................................      259       88     (129)
  Participating contracts.................................       --      117       12
  Policyholder dividend obligation........................      627       11     (248)
Deferred income taxes.....................................      362        6     (273)
                                                            -------   ------   ------
Balance, end of year......................................  $ 1,809   $2,408   $2,405
                                                            -------   ------   ------
Net change in unrealized investment gains (losses)........  $  (599)  $    3   $  414
                                                            =======   ======   ======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRADING SECURITIES

     Net investment income for the year ended December 31, 2005 includes $3 million of losses on securities classified as trading. The $3 million primarily relates to net losses recognized on trading securities sold during the year ended December 31, 2005. For the year ended December 31, 2005, changes in fair value on trading securities held at December 31, 2005 were less than $1 million. The Company did not hold any trading securities during the years ended December 31, 2004 and 2003.

  STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $362 million and $636 million at December 31, 2005 and 2004, respectively. The related net investment income recognized was $28 million, $44 million and $78 million for the years ended December 31, 2005, 2004 and 2003, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2005; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                         DECEMBER 31, 2005
                                    -----------------------------------------------------------
                                        PRIMARY BENEFICIARY          NOT PRIMARY BENEFICIARY
                                    ----------------------------   ----------------------------
                                      TOTAL     MAXIMUM EXPOSURE     TOTAL     MAXIMUM EXPOSURE
                                    ASSETS(1)      TO LOSS(2)      ASSETS(1)      TO LOSS(2)
                                    ---------   ----------------   ---------   ----------------
                                                           (IN MILLIONS)
Asset-backed securitizations and
  collateralized debt
  obligations.....................    $ --            $ --          $ 3,728         $  394
Real estate joint ventures(3).....     304             114              150             --
Other limited partnerships(4).....      48              35           15,030          1,966
Other investments(5)..............      --              --            3,522            177
                                      ----            ----          -------         ------
  Total...........................    $352            $149          $22,430         $2,537
                                      ====            ====          =======         ======

---------------

(1) The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2005. The assets of the real estate joint ventures, other limited partnerships and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of participation or retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(4) Other limited partnerships include partnerships established for the purpose of investing in real estate funds, public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.

(5) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                        DECEMBER 31, 2005                 DECEMBER 31, 2004
                                 -------------------------------   -------------------------------
                                             CURRENT MARKET OR                 CURRENT MARKET OR
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Interest rate swaps............  $12,857     $294       $ 12       $12,215     $276      $   19
Interest rate floors...........    6,515       80         --         2,065       24          --
Interest rate caps.............   24,970      224         --         7,045       12          --
Financial futures..............       63        1         --           417       --           5
Foreign currency swaps.........    9,256       74        852         7,457      149       1,274
Foreign currency forwards......    2,333       26         41           888       --          57
Options........................      221        2          2           263        8           7
Financial forwards.............    2,446       13          1           326       --          --
Credit default swaps...........    4,789       11          9         1,879       10           5
Synthetic GICs.................    5,477       --         --         5,869       --          --
Other..........................      250        9         --           450        1           1
                                 -------     ----       ----       -------     ----      ------
  Total........................  $69,177     $734       $917       $38,874     $480      $1,368
                                 =======     ====       ====       =======     ====      ======

     The above table does not include notional values for equity financial forwards. At December 31, 2005 and 2004, the Company owned 132,000 and no equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                          REMAINING LIFE
                                     --------------------------------------------------------
                                                  AFTER        AFTER
                                                 ONE YEAR    FIVE YEARS
                                     ONE YEAR    THROUGH      THROUGH       AFTER
                                     OR LESS    FIVE YEARS   TEN YEARS    TEN YEARS    TOTAL
                                     --------   ----------   ----------   ---------   -------
                                                          (IN MILLIONS)
Interest rate swaps................  $ 3,679     $ 3,607      $ 2,429      $3,142     $12,857
Interest rate floors...............       --         325        6,190          --       6,515
Interest rate caps.................   12,900      12,070           --          --      24,970
Financial futures..................       63          --           --          --          63
Foreign currency swaps.............      216       3,812        4,350         878       9,256
Foreign currency forwards..........    2,333          --           --          --       2,333
Options............................      220          --            1          --         221
Financial forwards.................      446          --           --       2,000       2,446
Credit default swaps...............      580       3,960          249          --       4,789
Synthetic GICs.....................    4,751         726           --          --       5,477
Other..............................      250          --           --          --         250
                                     -------     -------      -------      ------     -------
  Total............................  $25,438     $24,500      $13,219      $6,020     $69,177
                                     =======     =======      =======      ======     =======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The value of interest rate futures is substantially impacted in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or RSATs and are included in the other classification in the preceding table.

     A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                        DECEMBER 31, 2005                 DECEMBER 31, 2004
                                 -------------------------------   -------------------------------
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Fair value.....................  $ 4,419     $ 50       $104       $ 4,850     $173      $  233
Cash flow......................    6,233       29        437         8,057       40         664
Foreign operations.............      834        2         37           535       --          47
Non-qualifying.................   57,691      653        339        25,432      267         424
                                 -------     ----       ----       -------     ----      ------
  Total........................  $69,177     $734       $917       $38,874     $480      $1,368
                                 =======     ====       ====       =======     ====      ======

     The following table provides the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004      2003
                                                              ------   -------   ------
                                                                    (IN MILLIONS)
Qualifying hedges:
  Net investment income.....................................   $ 42     $(144)    $(61)
  Interest credited to policyholder account balances........     17        45       --
Non-qualifying hedges:
  Net investment gains (losses).............................     86        51       84
                                                               ----     -----     ----
     Total..................................................   $145     $ (48)    $ 23
                                                               ====     =====     ====

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004     2003
                                                              -------   ------   -------
                                                                    (IN MILLIONS)
Changes in the fair value of derivatives....................   $(118)    $ 64     $(184)
Changes in the fair value of the items hedged...............     116      (49)      158
                                                               -----     ----     -----
Net ineffectiveness of fair value hedging activities........   $  (2)    $ 15     $ (26)
                                                               =====     ====     =====

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate futures to hedge against changes in value of securities to be acquired; (v) interest rate futures to hedge against changes in interest rates on liabilities to be issued; and (vi) financial forwards to buy and sell securities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized net investment gains (losses) of ($21) million, ($31) million, and ($67) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment gains (losses) for the years ended December 31, 2005, 2004 and 2003 related to such discontinued cash flow hedges were losses of $42 million, $29 million and $0 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Other comprehensive income (loss) balance at the beginning
  of the year...............................................  $(447)   $(385)   $ (24)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    196      (98)    (367)
Amounts reclassified to net investment gains (losses).......     44       41       12
Amounts reclassified to net investment income...............      2        2        2
Amortization of transition adjustment.......................     (2)      (7)      (8)
                                                              -----    -----    -----
Other comprehensive income (loss) balance at the end of the
  year......................................................  $(207)   $(447)   $(385)
                                                              =====    =====    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2005, approximately $7 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps and options to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded in 2005, 2004 or 2003.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2005, 2004 and 2003 include losses of $27 million, $47 million and $10 million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. At December 31, 2005 and 2004, the cumulative foreign currency translation loss recorded in Accumulated other comprehensive income ("AOCI") related to these hedges was approximately $84 million and $57 million, respectively. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in AOCI are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities;
(iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) credit default swaps to diversify its credit risk exposure in certain portfolios; (vi) interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(vii) swap spread locks to hedge invested assets against the risk of changes in credit spreads; (viii) financial forwards to buy and sell securities; (ix) synthetic GICs to synthetically create traditional GICs; (x) RSATs and TRRs to synthetically create investments; and (xi) basis swaps to better match the cash flows from assets and related liabilities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of $401 million, ($107) million and ($110) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed rate of return contracts, guaranteed minimum withdrawal, accumulation, and interest benefit contracts, and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $50 million and $43 million at December 31, 2005 and 2004, respectively. The fair value of the Company's embedded derivative liabilities was $10 million and $26 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) during the years ended December 31, 2005, 2004 and 2003 were gains of $29 million, $34 million and $19 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $34 million, but held no non-cash collateral. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

     As of December 31, 2005 and 2004, the Company had not pledged any collateral related to derivative instruments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                           DEFERRED
                                                            POLICY      VALUE OF
                                                          ACQUISITION   BUSINESS
                                                             COSTS      ACQUIRED    TOTAL
                                                          -----------   --------   -------
                                                                   (IN MILLIONS)
Balance at January 1, 2003..............................    $ 8,790       $871     $ 9,661
  Capitalizations.......................................      1,982         --       1,982
  Acquisitions..........................................        218         --         218
                                                            -------       ----     -------
       Total............................................     10,990        871      11,861
                                                            -------       ----     -------
  Less: Amortization related to:
     Net investment gains (losses)......................         10         (5)          5
     Unrealized investment gains (losses)...............        138         (9)        129
     Other expenses.....................................      1,332         49       1,381
                                                            -------       ----     -------
       Total amortization...............................      1,480         35       1,515
                                                            -------       ----     -------
  Less: Dispositions and other..........................       (120)        --        (120)
                                                            -------       ----     -------
Balance at December 31, 2003............................      9,390        836      10,226
  Capitalizations.......................................      1,817         --       1,817
                                                            -------       ----     -------
       Total............................................     11,207        836      12,043
                                                            -------       ----     -------
  Less: Amortization related to:
     Net investment gains (losses)......................          5          1           6
     Unrealized investment gains (losses)...............        (12)       (76)        (88)
     Other expenses.....................................      1,058         81       1,139
                                                            -------       ----     -------
       Total amortization...............................      1,051          6       1,057
                                                            -------       ----     -------
  Less: Dispositions and other..........................         99        (23)         76
                                                            -------       ----     -------
Balance at December 31, 2004............................     10,255        807      11,062
  Capitalizations.......................................      1,619         --       1,619
                                                            -------       ----     -------
       Total............................................     11,874        807      12,681
                                                            -------       ----     -------
  Less: Amortization related to:
     Net investment gains (losses)......................         13          2          15
     Unrealized investment gains (losses)...............       (244)       (15)       (259)
     Other expenses.....................................      1,304         66       1,370
                                                            -------       ----     -------
       Total amortization...............................      1,073         53       1,126
                                                            -------       ----     -------
  Less: Dispositions and other..........................       (120)         3        (117)
                                                            -------       ----     -------
Balance at December 31, 2005............................    $10,681       $757     $11,438
                                                            =======       ====     =======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $65 million in 2006, $63 million in 2007, $61 million in 2008, $61 million in 2009 and $37 million in 2010.

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  SALES INDUCEMENTS

     Changes in deferred sales inducements, which are reported within other assets in the consolidated balance sheets, are as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Balance at January 1........................................   $75     $52
  Capitalization............................................    29      29
  Amortization..............................................    (9)     (6)
                                                               ---     ---
Balance at December 31......................................   $95     $75
                                                               ===     ===

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to property and casualty, group accident and non-medical health policies and contracts, which are reported within future policyholder benefits in the consolidated balance sheets:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Balance at January 1....................................  $ 3,847   $ 3,560   $ 4,821
  Less: Reinsurance recoverables........................     (287)     (284)     (496)
                                                          -------   -------   -------
Net balance at January 1................................    3,560     3,276     4,325
                                                          -------   -------   -------
Incurred related to:
  Current year..........................................    2,791     2,491     3,816
  Prior years...........................................      (41)       (9)       28
                                                          -------   -------   -------
                                                            2,750     2,482     3,844
                                                          -------   -------   -------
Paid related to:
  Current year..........................................   (1,667)   (1,519)   (2,153)
  Prior years...........................................     (742)     (679)   (1,290)
                                                          -------   -------   -------
                                                           (2,409)   (2,198)   (3,443)
                                                          -------   -------   -------
Dispositions............................................       --        --    (1,450)
Net Balance at December 31..............................    3,901     3,560     3,276
  Add: Reinsurance recoverables.........................      290       287       284
                                                          -------   -------   -------
Balance at December 31..................................  $ 4,191   $ 3,847   $ 3,560
                                                          =======   =======   =======

     As a result of changes in estimates of insured events in the prior years, the claims and claim adjustment expenses decreased $41 million in 2005 due to a refinement in the estimation methodology for non-medical health long-term care claim reserves, improved loss ratio reserves for non-medical health claim reserves and improved claim management.

     In 2004, the claims and claim adjustment expense decreased by $9 million due to improved loss ratios in non-medical health claim reserves and improved claims management.

     In 2003, prior to the sale of Met P&C, the claims and claim adjustment expense increased by $28 million as a result of the re-evaluation of loss trends related to the automobile line of business.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

ANNUITY CONTRACTS

                                                                    DECEMBER 31,
                                           ---------------------------------------------------------------
                                                        2005                             2004
                                           ------------------------------   ------------------------------
                                               IN THE            AT             IN THE            AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                    (IN MILLIONS)
RETURN OF NET DEPOSITS
  Account value..........................    $   2,527              N/A       $   2,039              N/A
  Net amount at risk.....................    $       1(1)           N/A       $      11(1)           N/A
  Average attained age of
     contractholders.....................     58 years              N/A        58 years              N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Account value..........................    $  31,646        $   3,847       $  29,834        $   2,659
  Net amount at risk.....................    $     521(1)     $      17(2)    $     735(1)     $       7(2)
  Average attained age of
     contractholders.....................     60 years         57 years        61 years         56 years
TWO TIER ANNUITIES
  General account value..................          N/A        $     299             N/A        $     301
  Net amount at risk.....................          N/A        $      36(3)          N/A        $      36(3)
  Average attained age of
     contractholders.....................          N/A         58 years             N/A         58 years

UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                                    DECEMBER 31,
                                                ----------------------------------------------------
                                                          2005                        2004
                                                ------------------------    ------------------------
                                                SECONDARY      PAID UP      SECONDARY      PAID UP
                                                GUARANTEES    GUARANTEES    GUARANTEES    GUARANTEES
                                                ----------    ----------    ----------    ----------
                                                                   (IN MILLIONS)
Account value (general and separate
  account)....................................  $   5,413     $   1,680     $   4,715     $   1,659
Net amount at risk............................  $  98,907(1)  $  15,633(1)  $  94,163(1)  $  16,830(1)
Average attained age of policyholders.........   45 years      52 years      45 years      51 years

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(3) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                       ANNUITY CONTRACTS          UNIVERSAL AND VARIABLE
                                 ------------------------------       LIFE CONTRACTS
                                                   GUARANTEED     -----------------------
                                   GUARANTEED     ANNUITIZATION   SECONDARY     PAID UP
                                 DEATH BENEFITS     BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                 --------------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2004.....       $ 8              $16           $ 6          $ 6       $ 36
Incurred guaranteed benefits...         4               (9)            4            1         --
Paid guaranteed benefits.......        (6)              --            (4)          --        (10)
                                      ---              ---           ---          ---       ----
Balance at December 31, 2004...         6                7             6            7         26
Incurred guaranteed benefits...         4               --             2            5         11
Paid guaranteed benefits.......        (2)              --            (1)          --         (3)
                                      ---              ---           ---          ---       ----
Balance at December 31, 2005...       $ 8              $ 7           $ 7          $12       $ 34
                                      ===              ===           ===          ===       ====

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................  $21,143   $18,873
  Bond......................................................    2,606     2,270
  Balanced..................................................    1,074       886
  Money Market..............................................      206       212
  Specialty.................................................      229        79
                                                              -------   -------
     TOTAL..................................................  $25,258   $22,320
                                                              =======   =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $57,406 million and $53,382 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $15,746 million and $15,125 million at December 31, 2005 and 2004, respectively. The latter category consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.5% and 4.7% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1,058 million, $998 million and $899 million for the years ended December 31, 2005, 2004 and 2003, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2005, fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheets include $0 million, $30 million and $1 million, respectively, of the Company's proportional interest in separate accounts. At December 31, 2004, fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheets include $27 million, $20 million and $1 million, respectively, of the Company's proportional interest in separate accounts.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $25 million per life on single life policies and $30 million per life on survivorship policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005, resulting in a $2 million reduction in premiums and annuity considerations.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA") retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Direct premiums earned..................................  $16,466   $15,347   $16,794
Reinsurance assumed.....................................    5,046     4,330     3,565
Reinsurance ceded.......................................   (2,256)   (2,240)   (2,260)
                                                          -------   -------   -------
Net premiums earned.....................................  $19,256   $17,437   $18,099
                                                          =======   =======   =======
Reinsurance recoveries netted against policyholder
  benefits and claims...................................  $ 1,495   $ 1,626   $ 2,032
                                                          =======   =======   =======

     Written premiums are not materially different than earned premiums presented in the preceding table.

     For the years ended December 31, 2005, 2004, and 2003, ceded and assumed include affiliated transactions of $529 million, $457 million and $436 million, respectively.

     Reinsurance recoverables, included in premiums and other receivables, were $3,796 million and $3,735 million at December 31, 2005 and 2004, respectively, including $1,261 million and $1,302 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $263 million and $100 million at December 31, 2005 and 2004, respectively.

     Included in premiums and other receivables are reinsurance due from Exeter Reassurance Company, Ltd., Texas Life Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company ("MLI USA"), The Travelers Insurance Company, and MetLife Investors Insurance Company related parties of $1,422 million and $269 million at December 31, 2005 and 2004.

     Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from COVA Corporation, Metropolitan Tower Life Insurance Company, MetLife Investors Group, Inc., First MetLife Investors Insurance Company, MetLife Investors Insurance Company, Exeter Reassurance Company, Ltd. and Traveler's Insurance Company related parties of $1,228 million, $268 million, $389 million and $3,064 million at December 31, 2005. Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from COVA Corporation, Metropolitan Tower Life Insurance Company, MetLife Investors Group, Inc., First MetLife Investors Insurance Company, MetLife Investors Insurance Company, Exeter Reassurance Company, Ltd. and Metropolitan Life and Annuity Company related parties of $863 million, $415 million, $256 million and $2,215 million at December 31, 2004.

     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("General American") entered into a reinsurance agreement to cede an in force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by General American on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, General American transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, General American recognized a realized gain of $19 million, net of income taxes. General American also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, General American ceded premiums and related fees of $192 million and ceded benefits and related costs of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$143 million for the year ended December 31, 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2005 were $932 million.

     For the years ended December 31, 2005 and 2004, premiums, policyholder benefits and claims, and commission expenses include assumed related party transactions of $37 million, $106 million, and $137 million and $38 million, $50 million, and $5 million, respectively.

6.  CLOSED BLOCK

     On April 7, 2000 (the "date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     For the years ended December 31, 2005 and 2004, premiums, policyholder benefits and claims, and commission expenses include ceded related party transactions of $141 million, $48 million, and $550 million and $130 million, $25 million and $20 million.

     Closed block liabilities and assets designated to the closed block are as follows:

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits......................................  $42,759   $42,348
Other policyholder funds....................................      257       258
Policyholder dividends payable..............................      693       690
Policyholder dividend obligation............................    1,607     2,243
Payables for collateral under securities loaned and other
  transactions..............................................    4,289     4,287
Other liabilities...........................................      200       199
                                                              -------   -------
     Total closed block liabilities.........................   49,805    50,025
                                                              -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $27,892 and $27,757, respectively)....   29,270    29,766
  Trading securities, at fair value (cost: $3 and $0,
     respectively)..........................................        3        --
  Equity securities available-for-sale, at fair value (cost:
     $1,180 and $898, respectively).........................    1,341       979
  Mortgage loans on real estate.............................    7,790     8,165
  Policy loans..............................................    4,148     4,067
  Short-term investments....................................       41       101
  Other invested assets.....................................      477       221
                                                              -------   -------
     Total investments......................................   43,070    43,299
Cash and cash equivalents...................................      512       325
Accrued investment income...................................      506       511
Deferred income taxes.......................................      902     1,002
Premiums and other receivables..............................      270       103
                                                              -------   -------
     Total assets designated to the closed block............   45,260    45,240
                                                              -------   -------
Excess of closed block liabilities over assets designated to
  the closed block..........................................    4,545     4,785
                                                              -------   -------

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
Amounts included in accumulated other comprehensive income
  (loss):
  Net unrealized investment gains, net of deferred income
     tax of $554 and $752, respectively.....................      985     1,338
  Unrealized derivative gains (losses), net of deferred
     income tax benefit of ($17) and ($31), respectively....      (31)      (55)
  Allocated to policyholder dividend obligation, net of
     deferred income tax benefit of ($538) and ($763),
     respectively...........................................     (954)   (1,356)
                                                              -------   -------
     Total amounts included in accumulated other
      comprehensive income (loss)...........................       --       (73)
                                                              -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities....................................  $ 4,545   $ 4,712
                                                              =======   =======

     Information regarding the policyholder dividend obligation is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Balance at beginning of year...............................  $2,243   $2,130   $1,882
Impact on revenues, net of expenses and income taxes.......      (9)     124       --
Change in unrealized investment and derivative gains
  (losses).................................................    (627)     (11)     248
                                                             ------   ------   ------
Balance at end of year.....................................  $1,607   $2,243   $2,130
                                                             ======   ======   ======

     Closed block revenues and expenses were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................  $3,062   $3,156   $3,365
Net investment income and other revenues...................   2,382    2,504    2,554
Net investment gains (losses)..............................      10      (19)    (128)
                                                             ------   ------   ------
  Total revenues...........................................   5,454    5,641    5,791
                                                             ------   ------   ------
EXPENSES
Policyholder benefits and claims...........................   3,478    3,480    3,660
Policyholder dividends.....................................   1,465    1,458    1,509
Change in policyholder dividend obligation.................      (9)     124       --
Other expenses.............................................     263      275      297
                                                             ------   ------   ------
  Total expenses...........................................   5,197    5,337    5,466
                                                             ------   ------   ------
Revenues, net of expenses before income taxes..............     257      304      325
Income taxes...............................................      90      109      118
                                                             ------   ------   ------
Revenues, net of expenses and income taxes.................  $  167   $  195   $  207
                                                             ======   ======   ======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The change in maximum future earnings of the closed block is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Balance at end of year.....................................  $4,545   $4,712   $4,907
Balance at beginning of year...............................   4,712    4,907    5,114
                                                             ------   ------   ------
Change during year.........................................  $ (167)  $ (195)  $ (207)
                                                             ======   ======   ======

     Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

7.  DEBT

     At December 31, 2005 and 2004, debt outstanding is as follows:

                                       INTEREST RATES
                                   ----------------------                DECEMBER 31,
                                                 WEIGHTED               ---------------
                                      RANGE      AVERAGE    MATURITY     2005     2004
                                   -----------   --------   ---------   ------   ------
                                                                         (IN MILLIONS)
Surplus notes -- affiliated......     5.00%       5.00%       2007      $  800   $   --
Surplus notes....................  7.63%-7.88%    7.76%     2015-2025      696      946
Capital notes -- affiliated......     7.13%       7.13%     2032-2033      500      500
Junior subordinated debentures...     6.75%       6.75%       2065         399       --
Senior notes.....................  6.75%-7.25%    6.92%     2006-2011      300      300
Fixed rate notes.................  4.20%-6.32%    4.96%     2006-2010      102      106
Other notes with varying interest
  rates..........................  4.45%-5.89%    5.45%     2006-2012       93      133
Capital lease obligations........                                           71       65
                                                                        ------   ------
Total long-term debt.............                                        2,961    2,050
Total short-term debt............                                          453    1,445
                                                                        ------   ------
                                                                        $3,414   $3,495
                                                                        ======   ======

  LONG-TERM DEBT

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed interest rate of 6.75% until December 15, 2015. Subsequent to December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 266.5 basis points, payable quarterly until maturity in 2065.

     On December 22, 2005, the Company issued an $800 million, 5% surplus note to the Holding Company which matures on December 31, 2007.

     The Company repaid a $250 million, 7% surplus note which matured on November 1, 2005.

     The aggregate maturities of long-term debt as of December 31, 2005 for the next five years are $183 million in 2006, $837 million in 2007, $13 million in 2008, $8 million in 2009, $98 million in 2010 and $1,822 million thereafter.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Collateralized debt, which consists of capital lease obligations, ranks highest in priority; followed by unsecured senior debt which consist of senior notes, fixed rate notes, other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures; followed by surplus and capital notes. Payments of interest and principal on the Company's surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT

     At December 31, 2005 and 2004, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 3.3% and 2.3%, respectively. The debt was outstanding for an average of 47 days and 27 days at December 31, 2005 and 2004, respectively.

CREDIT FACILITIES AND LETTERS OF CREDIT

     The Company maintains committed and unsecured credit facilities aggregating $3.65 billion as of December 31, 2005. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and $3.0 billion of the facilities also serve as back-up lines of credit for the Company's commercial paper programs. The following table provides details on these facilities as of December 31, 2005:

                                                         COMPANY     METLIFE, INC.
                                                        LETTERS OF    LETTERS OF
                                                          CREDIT        CREDIT                    UNUSED
BORROWER(S)                    EXPIRATION    CAPACITY   ISSUANCES      ISSUANCES     DRAWDOWN   COMMITMENTS
-----------                    ----------    --------   ----------   -------------   --------   -----------
                                                             (IN MILLIONS)
MetLife, Inc., MetLife
  Funding, Inc. and
  Metropolitan Life
  Insurance Company........    April 2009     $1,500       $218          $156          $ --       $1,126
MetLife, Inc. and MetLife
  Funding, Inc.............    April 2010      1,500         --            --            --        1,500
Reinsurance Group of
  America, Incorporated....   January 2006        26         --            --            26           --
Reinsurance Group of
  America, Incorporated....     May 2007          26         --            --            26           --
Reinsurance Group of
  America, Incorporated....  September 2010      600        320            --            50          230
                                              ------       ----          ----          ----       ------
  Total....................                   $3,652       $538          $156          $102       $2,856
                                              ======       ====          ====          ====       ======

     At December 31, 2005 and 2004 the Company had outstanding $717 million and $584 million, respectively, in letters of credit from various banks, of which $538 million and $135 million, respectively were part of committed facilities. The Company's letters of credit outstanding at December 31, 2005 and 2004 all automatically renew for one year periods. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

  OTHER

     Interest expense related to the Company's indebtedness included in other expenses was $189 million, $201 million and $265 million for the years ended December 31, 2005, 2004 and 2003, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2005 and 2004. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2005, 2004 and 2003.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2005 and 2004.

9.  INCOME TAXES

     The provision for income taxes from continuing operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                                2005      2004     2003
                                                              --------   ------   ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $  576     $820     $321
  State and local...........................................       64       45       19
  Foreign...................................................       21        5        2
                                                               ------     ----     ----
                                                                  661      870      342
                                                               ------     ----     ----
Deferred:
  Federal...................................................      433       13      274
  State and local...........................................       11       (7)      27
  Foreign...................................................       --       --       --
                                                               ------     ----     ----
                                                                  444        6      301
                                                               ------     ----     ----
Provision for income taxes..................................   $1,105     $876     $643
                                                               ======     ====     ====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              -------   -------   ------
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $1,242    $1,084    $ 805
Tax effect of:
  Tax exempt investment income..............................     (84)      (69)    (101)
  State and local income taxes..............................      33        17       42
  Prior year taxes..........................................     (20)     (104)     (25)
  Foreign operations net of foreign income taxes............     (25)      (25)     (17)
  Other, net................................................     (41)      (27)     (61)
                                                              ------    ------    -----
Provision for income taxes..................................  $1,105    $  876    $ 643
                                                              ======    ======    =====

     The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004, the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the 2004 tax expense as an adjustment to prior year taxes. The Company also received $22 million in interest on such settlement and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002 and the Company expects it to be completed in 2006. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $ 2,477   $ 2,998
  Net operating losses......................................      574       216
  Capital loss carryforwards................................       59       108
  Tax credit carryover......................................      100        --
  Litigation related........................................       62        84
  Other.....................................................       42       124
                                                              -------   -------
                                                                3,314     3,530
  Less: Valuation allowance.................................        9        16
                                                              -------   -------
                                                                3,305     3,514
                                                              -------   -------
Deferred income tax liabilities:
  Investments...............................................    1,802     1,554
  Deferred policy acquisition costs.........................    3,134     3,095
  Net unrealized investment gains...........................    1,029     1,391
  Other.....................................................       69       145
                                                              -------   -------
                                                                6,034     6,185
                                                              -------   -------
Net deferred income tax liability...........................  $(2,729)  $(2,671)
                                                              =======   =======

     Domestic net operating loss carryforwards amount to $1,614 million at December 31, 2005 and will expire beginning in 2016. Foreign net operating loss carryforwards amount to $27 million at December 31, 2005 and were generated in various foreign countries with expiration periods of five years to infinity. Capital loss carryforwards amount to $168 million at December 31, 2005 and will expire beginning in 2006. Tax credit carryforwards amount to $100 million at December 31, 2005 and will expire beginning in 2006.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2005, the Company's $7 million reduction in the deferred income tax valuation allowance resulted from the sale of the subsidiary to which the foreign net operating loss carryforwards and valuation allowance resulted.

10.  CONTINGENCIES, COMMITMENTS, AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005.

  Sales Practices Claims

     Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits generally are referred to as "sales practices claims."

     In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, MIAC or MTL between January 1, 1982 and December 31, 1997.

     Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement.

     Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits, including lawsuits or other proceedings relating to the sale of mutual funds and other products, have been brought. As of December 31, 2005, there are approximately 338 sales practices litigation matters pending against Metropolitan Life; approximately 45 sales practices litigation matters pending against New England Mutual, New

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

England Life Insurance Company ("NELICO"), and New England Securities Corporation (collectively, "New England") and approximately 34 sales practices litigation matters pending against General American. Metropolitan Life, New England, and General American continue to defend themselves vigorously against these litigation matters. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England and General American.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's and General American's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

     Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits principally have been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

     Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. Since 2002, trial courts in California, Utah, Georgia, New York, Texas, and Ohio granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

     Metropolitan Life continues to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

     Bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the cost of resolving claims and could result in an increase in the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase or decrease in the number of claims.

     Metropolitan Life previously reported that it had received approximately 23,500 asbestos-related claims in 2004. In the context of reviewing in the third quarter of 2005 certain pleadings received in 2004, it was determined that there was a small undercount of Metropolitan Life's asbestos-related claims in 2004. Accordingly, Metropolitan Life now reports that it received approximately 23,900 asbestos-related claims in 2004. The total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:

                                                         AT OR FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                       ------------------------------
                                                         2005       2004       2003
                                                       --------   --------   --------
                                                           (DOLLARS IN MILLIONS)
Asbestos personal injury claims at year end
  (approximate)......................................   100,250    108,000    111,700
Number of new claims during the year (approximate)...    18,500     23,900     58,750
Settlement payments during the year(1)...............  $   74.3   $   85.5   $   84.2

---------------

(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

     The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) was within the coverage of the excess insurance policies discussed below. Metropolitan Life regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2005.

     During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in 2003, 2004 and 2005 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable with respect to later periods may be less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims and $15.1 million with respect to 2004 claims and estimated as of December 31, 2005, to be approximately $45.4 million in the aggregate, including future years.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions named as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. In 2003, a trial court within the commercial part of the New York State court granted the defendants' motions to dismiss two purported class actions. In 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. Plaintiffs' motion to certify a litigation class is pending. Another purported class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the state court class actions seek compensatory relief and punitive damages. Five persons brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners sought to vacate the Superintendent's Opinion and Decision and enjoin him from granting final

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

approval of the plan. On November 10, 2005, the trial court granted respondents' motions to dismiss this proceeding. Petitioners have filed a notice of appeal. In a class action against Metropolitan Life and the Holding Company pending in the United States District Court for the Eastern District of New York, plaintiffs served a second consolidated amended complaint in 2004. In this action, plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. In 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. On July 19, 2005, this federal trial court certified a class action against Metropolitan Life and the Holding Company. Metropolitan Life and the Holding Company have filed a petition seeking permission for an interlocutory appeal from this order. On or about March 29, 2006, the United States Court of Appeals for the Second Circuit denied the petition. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

     On April 30, 2004, a lawsuit was filed in New York state court in New York County against the Holding Company and Metropolitan Life on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. In their amended complaint, plaintiffs challenged the treatment of the cost of the sales practices settlement in the demutualization of Metropolitan Life and asserted claims of breach of fiduciary duty, common law fraud, and unjust enrichment. In an order dated July 13, 2005, the court granted the defendants' motion to dismiss the action and the plaintiffs have filed a notice of appeal.

  Other

     A putative class action lawsuit which commenced in October 2000 is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases. In September 2005, Metropolitan Life's motion for summary judgment was granted. Plaintiffs have moved for reconsideration.

     On February 21, 2006, the SEC and New England Securities Corporation ("NES"), a subsidiary of NELICO, resolved a formal investigation of NES that arose in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES previously provided restitution to the affected clients and the settlement includes additional client payments to be made by NES in the total amount of approximately $2,615,000. No penalties were imposed.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to filing MetLife, Inc's June 30, 2003 Form 10-Q, MetLife, Inc. announced a $31 million after-tax charge related to New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC opened a formal investigation of the matter and, in December 2004, NELICO received a Wells Notice in connection with the SEC investigation. The staff of the SEC has notified NELICO that no enforcement action has been recommended against NELICO.

     In May 2003, the American Dental Association and three individual providers sued the Holding Company and/or its subsidiaries and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The Holding Company and/or its subsidiaries are vigorously defending the matter. The district court has granted in part and denied in part the defendant's motion to dismiss. The Holding Company and/or its subsidiaries has filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which will stay the lawsuit indefinitely.

     In a lawsuit commenced in June 1998, a New York state court granted in 2004 plaintiffs' motion to certify a litigation class of owners of certain participating life insurance policies and a sub-class of New York owners of such policies in an action asserting that Metropolitan Life breached their policies and violated New York's General Business Law in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. Plaintiffs sought compensatory damages. In January 2006, the appellate court reversed the class certification order. On November 23, 2005, the trial court issued a Memorandum Decision granting Metropolitan Life's motion for summary judgment. Plaintiffs have filed a notice of appeal of the trial's court's decision.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     On April 10, 2006, the SEC and Metropolitan Life resolved a formal investigation of Metropolitan Life relating to certain sales by a former Company sales representative to the Sheriff's Department of Fulton County, Georgia. Metropolitan Life previously provided partial restitution to the Fulton County Sheriff's office, and the settlement includes a payment to the SEC of a $250,000 fine.

     The Holding Company and/or affiliates has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and the Holding Company and/or affiliates, whether the Holding Company and/or affiliates has provided or is aware of the provision of "fictitious" or "inflated" quotes, and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, the Attorney General for the State of New York was advised that the Holding

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company and/or affiliates was not aware of any instance in which the Holding Company and/or affiliates had provided a "fictitious" or "inflated" quote. The Holding Company and/or affiliates also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents including contingent commission payments to brokers and the Holding Company and/or affiliates' awareness of any "sham" bids for business. The Holding Company and/or affiliates also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that were submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom were submitted such bids or quotes, and communications with a certain broker. The Holding Company and/or affiliates has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on the Holding Company and/or affiliates asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on the Holding Company and/or affiliates seeking, among other things, copies of materials produced in response to the subpoenas discussed above. The Holding Company and/or affiliates has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on the Holding Company and/or affiliates seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents regarding a broker and certain Ohio public entity groups. The Holding Company and/or affiliates continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. The Holding Company and/or affiliates are continuing to conduct an internal review of its commission payment practices.

     Approximately sixteen broker-related lawsuits in which the Holding Company and/or affiliates was named as a defendant were filed. Voluntary dismissals and consolidations have reduced the number of pending actions to four. In one of these, the California Insurance Commissioner is suing in California state court Metropolitan Life, Paragon Life Insurance Company and other companies alleging that the defendants violated certain provisions of the California Insurance Code. Another of these actions is pending in a multi-district proceeding established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that the Holding Company, Metropolitan Life, several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. Plaintiffs in several other actions have voluntarily dismissed their claims. The Holding Company and/or affiliates intends to vigorously defend these cases.

     In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and other inquiries may begin. It is reasonably possible that the Holding Company and/or affiliates will receive additional subpoenas, interrogatories, requests and lawsuits. The Holding Company and/or affiliates will fully cooperate with all regulatory inquiries and intends to vigorously defend all lawsuits.

     The Holding Company has received a subpoena from the Connecticut Attorney General requesting information regarding its participation in any finite reinsurance transactions. The Holding Company and/or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

affiliates has also received information requests relating to finite insurance or reinsurance from other regulatory and governmental authorities. The Holding Company and/or affiliates believe it has appropriately accounted for its transactions of this type and intends to cooperate fully with these information requests. The Company believes that a number of other industry participants have received similar requests from various regulatory and governmental authorities. It is reasonably possible that Holding Company and/or affiliates may receive additional requests. The Holding Company and any such affiliates will fully cooperate with all such requests.

     The NASD staff notified NES that it has made a preliminary determination to file charges of violations of the NASD's and the SEC's rules. The pending investigation was initiated after NES and certain affiliates reported to the NASD that a limited number of mutual fund transactions processed by firm representatives and at the firms' consolidated trading desk, during the period April through December 2003, had been received from customers after 4:00 p.m., Eastern time, and received the same day's net asset value. The potential charges of violations of the NASD's and the SEC's rules relate to the processing of transactions received after 4:00 p.m., the firms' maintenance of books and records, supervisory procedures and responses to the NASD's information requests. Under the NASD's procedures, the firm has submitted a response to the NASD staff. The NASD staff has not made a formal recommendation regarding whether any action alleging violations of the rules should be filed. NES continues to cooperate fully with the NASD.

     In February 2006, the Company learned that the SEC commenced a formal investigation of NES in connection with the suitability of its sales of various universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

     Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to defend itself vigorously against these cases.

     Various litigation, including purported or certified class actions, and various claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were $1 million for the year ended December 31, 2005. There were no assessments levied against the Company for the years ended December 31, 2004 and 2003. The Company maintained a liability of $48 million, and a related asset for premium tax offsets of $34 million, at December 31, 2005 for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama causing catastrophic damage to these coastal regions. As of December 31, 2005, the Institutional segment recorded net losses of $14 million, net of income taxes and reinsurance recoverables related to the catastrophe.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds. Based on information currently known by management, it does not believe that additional claim losses resulting from the hurricane will have a material adverse impact on the Company's consolidated financial statements.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                            RENTAL   SUBLEASE    RENTAL
                                                            INCOME    INCOME    PAYMENTS
                                                            ------   --------   --------
                                                                   (IN MILLIONS)
2006......................................................   $418      $18        $174
2007......................................................   $376      $14        $152
2008......................................................   $309      $11        $122
2009......................................................   $251      $ 5        $101
2010......................................................   $199      $ 4        $ 86
Thereafter................................................   $595      $10        $485

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,956 million and $1,320 million at December 31, 2005

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2,603 million and $1,161 million at December 31, 2005 and 2004, respectively.

  OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and is purchasing the shares in the open market over the subsequent few months to return to the lenders. RGA will either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $1.7 billion, with a cumulative maximum of $3.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In the first quarter of 2005, the Company recorded a liability of $4 million with respect to indemnities provided in connection with a certain disposition. The approximate term for this liability is 18 months. The maximum potential amount of future payments the Company could be required to pay under these indemnities is approximately $500 million. Due to the uncertainty in assessing changes to the liability over the term, the liability on the Company's consolidated balance sheets will remain until either expiration or settlement of the guarantee unless evidence clearly indicates that the estimates should be revised. The Company's recorded liabilities at December 31, 2005 for indemnities, guarantees and commitments were

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$4 million. The Company had no liability at December 31, 2004 for indemnities, guarantees and commitments.

     In connection with RSATs, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is $444 million at December 31, 2005. The credit default swaps expire at various times during the next six years.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company has both qualified and non-qualified defined benefit pension plans that together cover eligible employees and sales representatives of the Company. The Company is both the sponsor and administrator of the Metropolitan Life Retirement Plan for United States Employees and the Metropolitan Life Auxiliary Plan, (collectively "the Plans"). The Plans cover eligible employees and retirees of the sponsor and its participating affiliates. Participating affiliates have no legal obligation for benefits under the Plans; however, participating affiliates are allocated a proportionate share of net expense related to the Plans. The Company's proportionate share of net expense related to the Plans was $134 million or 95%. Other defined benefit pension plans are sponsored and administered by subsidiaries of the Company and the related expense is immaterial to the Company. Retirement benefits under the plans are based upon years of credited service and final average or career average earnings history.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through insurance contracts. The Company is both the sponsor and administrator of the Postretirement Health and Life Plan, ("the Postretirement Plan"). The Postretirement Plan covers eligible employees and retirees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003). Participating affiliates have no legal obligation for benefits under the Postretirement Plan; however, participating affiliates are allocated a proportionate share of net expense related to the Postretirement Plan. The Company's proportionate share of net expense related to the Postretirement Plan was $60 million or 87% for the year ended December 31, 2005. Other postretirement plans are sponsored and administered by subsidiaries of the Company and the related expense is immaterial to the Company. Substantially all of the employees of the Company and its participating affiliates may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company or its participating affiliates.

     A December 31 measurement date is used for all of the defined benefit pension and other postretirement benefit plans.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                  DECEMBER 31,
                                                    ----------------------------------------
                                                                        OTHER POSTRETIREMENT
                                                    PENSION BENEFITS          BENEFITS
                                                    -----------------   --------------------
                                                     2005      2004       2005        2004
                                                    -------   -------   ---------   --------
                                                                 (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of
  year............................................  $5,481    $5,233     $ 1,962     $2,078
  Service cost....................................     141       128          36         31
  Interest cost...................................     315       308         120        118
  Plan participants' contributions................      --        --          28         25
  Acquisitions and divestitures...................      --        (3)          1         --
  Actuarial losses (gains)........................      90       143         168       (139)
  Change in benefits..............................      --        --           3          2
  Benefits paid...................................    (310)     (328)       (158)      (153)
                                                    ------    ------     -------     ------
Projected benefit obligation at end of year.......   5,717     5,481       2,160      1,962
                                                    ------    ------     -------     ------
Change in plan assets:
Contract value of plan assets at beginning of
  year............................................   5,351     4,690       1,059      1,001
  Actual return on plan assets....................     397       410          61         95
  Acquisitions and divestitures...................      --        (3)         --         --
  Employer contribution...........................       3       524           1          1
  Benefits paid...................................    (280)     (270)        (30)       (38)
                                                    ------    ------     -------     ------
Fair value of plan assets at end of year..........   5,471     5,351       1,091      1,059
                                                    ------    ------     -------     ------
Underfunded.......................................    (246)     (130)     (1,069)      (903)
Unrecognized net asset at transition..............      --        --          --         --
Unrecognized net actuarial losses.................   1,526     1,506         376        198
Unrecognized prior service cost...................      52        68        (123)      (164)
                                                    ------    ------     -------     ------
Prepaid (accrued) benefit cost....................  $1,332    $1,444     $  (816)    $ (869)
                                                    ======    ======     =======     ======
Qualified plan prepaid pension cost...............  $1,689    $1,777     $    --     $   --
Non-qualified plan accrued pension cost...........    (435)     (477)       (816)      (869)
Intangible assets.................................      12        14          --         --
Accumulated other comprehensive loss..............      66       130          --         --
                                                    ------    ------     -------     ------
Prepaid (accrued) benefit cost....................  $1,332    $1,444     $  (816)    $ (869)
                                                    ======    ======     =======     ======

     The prepaid (accrued) benefit cost for pension benefits presented in the above table consists of prepaid benefit costs of $1,691 million and $1,778 million as of December 31, 2005 and 2004, respectively, and accrued benefit costs of $359 million and $334 million as of December 31, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                       NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN             TOTAL
                                     ---------------   -------------   ---------------
                                      2005     2004    2005    2004     2005     2004
                                     ------   ------   -----   -----   ------   ------
                                                       (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company
  contracts).......................  $5,471   $5,351   $  --   $  --   $5,471   $5,351
Aggregate projected benefit
  obligation.......................   5,209    4,957     508     524    5,717    5,481
                                     ------   ------   -----   -----   ------   ------
Over (under) funded................  $  262   $  394   $(508)  $(524)  $ (246)  $ (130)
                                     ======   ======   =====   =====   ======   ======

     The accumulated benefit obligation for all defined benefit pension plans was $5,308 million and $5,111 million at December 31, 2005 and 2004, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Projected benefit obligation................................  $530    $542
Accumulated benefit obligation..............................  $442    $476
Fair value of plan assets...................................  $ 16    $ 14

     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets:

                                                                DECEMBER 31,
                                                        -----------------------------
                                                                           OTHER
                                                          PENSION     POSTRETIREMENT
                                                         BENEFITS        BENEFITS
                                                        -----------   ---------------
                                                        2005   2004    2005     2004
                                                        ----   ----   ------   ------
                                                                (IN MILLIONS)
Projected benefit obligation..........................  $530   $542   $2,160   $1,962
Fair value of plan assets.............................  $ 16   $ 14   $1,091   $1,059

     The components of net periodic benefit cost were as follows:

                                                                  OTHER POSTRETIREMENT
                                            PENSION BENEFITS            BENEFITS
                                          ---------------------   ---------------------
                                          2005    2004    2003    2005    2004    2003
                                          -----   -----   -----   -----   -----   -----
                                                          (IN MILLIONS)
Service cost............................  $ 141   $ 128   $ 122   $ 36    $ 31    $ 38
Interest cost...........................    315     308     311    120     118     122
Expected return on plan assets..........   (443)   (425)   (331)   (78)    (77)    (71)
Amortization of prior actuarial
  losses................................    116     102      86     14       7       8
Amortization of prior service cost......     16      16      16    (18)    (19)    (20)
Curtailment cost........................     --      --      10     --      --       3
                                          -----   -----   -----   ----    ----    ----
Net periodic benefit cost...............  $ 145   $ 129   $ 214   $ 74    $ 60    $ 80
                                          =====   =====   =====   ====    ====    ====

     The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Prescription Drug Act"). The other postretirement benefit plan accumulated benefit obligation were remeasured effective July 1, 2004

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in order to determine the effect of the expected subsidies on net periodic other postretirement benefit cost. As a result, the accumulated other postretirement benefit obligation was reduced by $213 million at July 1, 2004 and net periodic other postretirement benefit cost from July 1, 2004 through December 31, 2004 was reduced by $17 million. The reduction of net periodic benefit cost was due to reductions in service cost of $3 million, interest cost of $6 million, and amortization of prior actuarial loss of $8 million.

     The reduction in the accumulated postretirement benefit obligation related to the Prescription Drug Act was $298 million and $230 million as of December 31, 2005 and 2004, respectively. For the year ended December 31, 2005, the reduction of net periodic postretirement benefit cost was $45 million, which was due to reductions in service cost of $6 million, interest cost of $16 million and amortization of prior actuarial loss of $23 million. An additional $23 million reduction in the December 31, 2005 accumulated other postretirement benefit obligation is the result of an actuarial loss recognized during the year resulting from updated assumptions including a January 1, 2005 participant census and new claims cost experience and the effect of a December 31, 2005 change in the discount rate.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                                              OTHER
                                                                         POSTRETIREMENT
                                                     PENSION BENEFITS       BENEFITS
                                                     -----------------   ---------------
                                                      2005      2004      2005     2004
                                                     -------   -------   ------   ------
Weighted average discount rate.....................   5.80%     5.86%    5.79%    5.86%
Rate of compensation increase......................   4%-8%     4%-8%      N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                  ------------------------------------------------------
                                    PENSION BENEFITS      OTHER POSTRETIREMENT BENEFITS
                                  ---------------------   ------------------------------
                                  2005    2004    2003      2005       2004       2003
                                  -----   -----   -----   --------   --------   --------
Weighted average discount
  rate..........................  5.85%   6.10%   6.75%    5.83%      6.74%      6.74%
Weighted average expected rate
  of return on plan assets......  8.49%   8.49%   8.50%    7.50%      7.91%      7.77%
Rate of compensation increase...  4%-8%   4%-8%   4%-8%      N/A        N/A        N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate. The weighted expected return on plan assets for use in that plan's valuation in 2006 is currently anticipated to be 8.25% for pension benefits and other postretirement medical benefits and 6.25% for other postretirement life benefits.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumed health care cost trend rates used in measuring the accumulated other postretirement benefit obligation were as follows:

                                                       DECEMBER 31,
                                     -------------------------------------------------
                                               2005                      2004
                                     ------------------------   ----------------------
Pre-Medicare eligible claims.......   9.5% down to 5% in 2014    8% down to 5% in 2010
Medicare eligible claims...........  11.5% down to 5% in 2018   10% down to 5% in 2014

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                              ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                              -----------   -----------
                                                                    (IN MILLIONS)
Effect on total of service and interest cost components.....     $ 15          $ (12)
Effect of accumulated postretirement benefit obligation.....     $182          $(153)

  PLAN ASSETS

     The weighted average allocation of pension plan and other postretirement benefit plan assets is as follows:

                                                                     DECEMBER 31,
                                                             ----------------------------
                                                                               OTHER
                                                               PENSION     POSTRETIREMENT
                                                              BENEFITS        BENEFITS
                                                             -----------   --------------
                                                             2005   2004   2005     2004
                                                             ----   ----   -----    -----
ASSET CATEGORY
Equity securities..........................................   47%    50%     42%      41%
Fixed maturities...........................................   37%    36%     53%      57%
Other (Real Estate and Alternative Investments)............   16%    14%      5%       2%
                                                             ---    ---     ---      ---
  Total....................................................  100%   100%    100%     100%
                                                             ===    ===     ===      ===

     The weighted average target allocation of pension plan and other postretirement benefit plan assets for 2006 is as follows:

                                                                          OTHER POSTRETIREMENT
                                                       PENSION BENEFITS         BENEFITS
                                                       ----------------   --------------------
ASSET CATEGORY
Equity securities....................................      30%-65%              30%-45%
Fixed maturities.....................................      20%-70%              45%-70%
Other (Real Estate and Alternative Investments)......       0%-25%               0%-10%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

     The account values of the group annuity and life insurance contracts issued by the Company were $6,471 million and $6,335 million as of December 31, 2005 and 2004, respectively. Total revenue from these contracts recognized in the consolidated statements of income was $28 million, $28 million and $90 million for the years ended December 31, 2005, 2004 and 2003, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income, including

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

realized and unrealized gains and losses, credited to the account balances were $460 million, $519 million and $776 million for the years ended December 31, 2005, 2004 and 2003, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties which are similarly situated.

  CASH FLOWS

     The Company expects to contribute $186 million to its pension plans and $126 million to its other postretirement benefit plans during 2006.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                                          OTHER POSTRETIREMENT
                                                       PENSION BENEFITS         BENEFITS
                                                       ----------------   --------------------
                                                                    (IN MILLIONS)
2006.................................................       $  318                $126
2007.................................................       $  323                $132
2008.................................................       $  334                $137
2009.................................................       $  348                $142
2010.................................................       $  352                $148
2011-2015............................................       $1,968                $820

     Gross subsidy payments expected to be received for the next ten years under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                              --------------------
                                                                 (IN MILLIONS)
2006........................................................          $11
2007........................................................          $12
2008........................................................          $13
2009........................................................          $13
2010........................................................          $14
2011-2015...................................................          $83

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $62 million, $55 million and $49 million for the years ended December 31, 2005, 2004 and 2003, respectively.

12.  EQUITY

  PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, the Holding Company contributed 2,532,600 shares of RGA's common stock to a subsidiary of the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Insurance (the "Superintendent") and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the years ended December 31, 2005, 2004 and 2003, Metropolitan Life paid to the Holding Company $880 million, $797 million and $698 million, respectively, in ordinary dividends, the maximum amount which could be paid to the Holding Company without prior regulatory approval, and an additional $2,320 million, $0 million and $750 million, respectively, in special dividends, as approved by the Superintendent. The maximum amount of the dividend which Metropolitan Life may pay to the Holding Company in 2006 without prior regulatory approval is $863 million.

     Stockholder dividends or other distributions proposed to be paid by NELICO to its parent, Metropolitan Life, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2005, 2004 and 2003.

     For the years ended December 31, 2005, 2004, and 2003, Metropolitan Life received dividends from subsidiaries of $77 million, $14 million and $32 million, respectively.

  STOCK COMPENSATION PLANS

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of non-qualified stock options or incentive stock options qualifying under Section 422A of the Internal Revenue Code, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock
Plan). The Stock Incentive Plan, 2005 Stock Plan and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate number of Holding Company shares reserved for issuance under the 2005 Stock Plan is 68,000,000 plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of stock options. At the commencement of the 2005 Stock Plan, additional shares carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 11,917,472. Each share issued under the 2005 Stock Plan in connection with a stock option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than stock options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by
1.179 shares.

     All stock options granted have an exercise price equal to the fair market value price of the Holding Company's common stock on the date of grant, and a maximum term of ten years. Certain stock options granted under the Stock Incentive Plan and the 2005 Stock Plan become exercisable over a three year period commencing with the date of grant, while other stock options become exercisable three years after the date of grant.

     MetLife, Inc. allocated 92%, 91%, and 100% of stock option expense to the Company in each of the years ended December 31, 2005, 2004 and 2003, respectively. Options outstanding attributable to the expense allocated to Company were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                   ------------------------------------
                                                      2005         2004         2003
                                                   ----------   ----------   ----------
Outstanding Options..............................  22,249,654   21,428,975   20,213,034
Exercisable Options..............................  14,014,006   12,576,753    4,484,271

     Effective January 1, 2003, MetLife, Inc. and the Company elected to prospectively apply the fair value method of accounting for stock options granted by the Holding Company subsequent to December 31, 2002. As permitted under SFAS 148, stock options granted prior to January 1, 2003 will continue to be accounted for under APB 25. Had compensation expense for grants awarded prior to January 1, 2003 been determined based on fair value at the date of grant in accordance with SFAS 123, the Company's net income would have been reduced to the following pro forma amounts:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Net income.................................................  $3,253   $2,239   $2,001
Add: Stock option-based employee compensation expense
  included in reported net income, net of income taxes.....      30       24       11
Deduct: Total stock option-based employee compensation
  determined under fair value based method for all awards,
  net of income taxes......................................     (32)     (42)     (40)
                                                             ------   ------   ------
Pro forma net income(1)....................................  $3,251   $2,221   $1,972
                                                             ======   ======   ======

---------------

(1) The pro forma earnings disclosures are not necessarily representative of the effects on net income in future years.

     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of options granted as recognized in the financial statements or as reported in the pro forma disclosure above. The fair value of stock options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Company made this change because lattice models produce more accurate option values due to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the ability to incorporate assumptions about employee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The expected volatility used in the binomial lattice model is based on an analysis of historical prices of the Holding Company's stock and options on the Holding Company's shares traded on the open market. The Company used a weighted-average of the implied volatility for traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly share prices. The Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the Holding Company's shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the employee stock options. The Black-Scholes model requires a single spot rate, therefore the weighted-average of these rates for all grants in the year indicated is presented in the table below. The binomial lattice model allows for the use of different rates for different years. The table below presents the range of imputed forward rates for US Treasury Strips that was input over the contractual term of the options.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying shares as of the valuation date, adjusted for any expected future changes in the dividend rate. For options valued using the binomial lattice model during the year ended December 31, 2005, the dividend yield as of the measurement date was held constant throughout the life of the option.

     Use of the Black-Scholes model requires an input of the expected life of the options, or the average number of years before options will be exercised or expired. The Company's management estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested options. Alternatively, the binomial model used by the Company incorporates the contractual term of the options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the Company's binomial lattice model is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of options granted at which employees are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted-average assumptions, with the exception of risk-free rates used in 2005 which are expressed as a range, were used in the applicable option-pricing model to determine the fair value of stock options issued for the:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                             2005       2004    2003
                                                          -----------   -----   -----
Dividend yield..........................................         1.20%   0.70%   0.79%
Risk-free rate of return................................   3.33%-4.70%   3.69%   3.62%
Volatility..............................................        23.23%  34.85%  38.56%
Expected life (years)...................................            6       6       6
Exercise multiple.......................................         1.48     N/A     N/A
Post-vesting termination rate...........................         5.19%    N/A     N/A
Contractual term (years)................................           10     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
Weighted average fair value of options granted.............  $10.09   $13.25   $10.41
                                                             ======   ======   ======

     Certain levels of Company management also received awards of long-term stock-based compensation. Under the LTPCP, awards are payable in their entirety at the end of a three-year performance period. Each participant was assigned a target compensation amount at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Final awards may be paid in whole or in part with shares of the Holding Company's stock, as approved by the Holding Company's Board of Directors. Beginning in 2005, no further LTPCP target compensation amounts were set. Instead, certain members of management were awarded Performance Shares under the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to
2.0. The factor applied is based on measurements of the Holding Company's performance with respect to (i) change in annual net operating earnings per share; and (ii) proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the Standard and Poor's Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's stock. On April 15, 2005, 995,150 Performance Shares were awarded to members of Company management, for which the total fair value on the date of grant was approximately $38 million. For the years ended December 31, 2005, 2004 and 2003, compensation expense related to the LTPCP and Performance Shares was $65 million, $45 million, and $42 million, respectively.

     For the years ended December 31, 2005, 2004 and 2003, the aggregate stock-based compensation expense related to the Incentive Plans was $112 million, $82 million and $60 million, respectively, including stock-based compensation for non-employees of $235 thousand, $468 thousand and $550 thousand, respectively.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life and each of its U.S. insurance subsidiaries exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life and its insurance subsidiaries.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net income of Metropolitan Life, a New York domiciled insurer, was $2,155 million, $2,648 million and $2,169 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the New York State Department of Insurance, was $8,639 million and $8,804 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2005      2004     2003
                                                             --------   ------   ------
                                                                   (IN MILLIONS)
Holding gains on investments arising during the year.......  $(2,222)   $ 520    $ 814
Income tax effect of holding gains.........................      837     (182)    (335)
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income...........................................     (148)    (236)     332
  Amortization of premiums and accretion of discounts
     associated with investments...........................     (186)      (3)    (152)
  Income tax effect........................................      126       86      (72)
Allocation of holding losses on investments relating to
  other policyholder amounts...............................    1,580     (284)    (576)
Income tax effect of allocation of holding losses to other
  policyholder amounts.....................................     (596)     102      228
Unrealized investment gains of subsidiary at date of
  sale.....................................................       15       --      269
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale...............................       (5)      --      (94)
                                                             -------    -----    -----
Net unrealized investment gains (losses)...................     (599)       3      414
                                                             -------    -----    -----
Foreign currency translation adjustments arising during the
  year.....................................................      (54)      79      174
Reclassification adjustment for sale of investment in
  foreign operation........................................        5       --       --
                                                             -------    -----    -----
Foreign currency translation adjustment....................      (49)      79      174
Minimum pension liability adjustment.......................       89       (2)     (82)
                                                             -------    -----    -----
Other comprehensive income (losses)........................  $  (559)   $  80    $ 506
                                                             =======    =====    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Compensation............................................  $ 2,235   $ 2,205   $ 2,305
Commissions.............................................    1,278     1,729     1,694
Interest and debt issue costs...........................      245       183       313
Amortization of DAC and VOBA............................    1,385     1,145     1,386
Capitalization of DAC...................................   (1,619)   (1,817)   (1,982)
Rent, net of sublease income............................      227       216       226
Minority interest.......................................      181       168       119
Other...................................................    1,785     1,754     1,710
                                                          -------   -------   -------
  Total other expenses..................................  $ 5,717   $ 5,583   $ 5,771
                                                          =======   =======   =======

14.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada and Asia. At December 31, 2005 and 2004, the Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1. The Company's international operations, consisting of the Company's Canadian branch and a joint venture in China, are reported in Corporate & Other for the years ended December 31, 2005 and 2004. For the year ended December 31, 2003, the Company's international operations were reported in a separate International segment. MetLife Indonesia was reported in Corporate & Other through the date of sale, September 29, 2005. See Note 16.

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company ("TIC"), excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). In connection with the Travelers acquisition by the Holding Company, management realigned certain products and services within its segments to better conform to the way it manages and assesses the business. Accordingly, all prior period segment results have been adjusted to reflect such product reclassifications. Also, in connection with the Travelers acquisition by the Holding Company, management has utilized its economic capital model to evaluate the deployment of capital based upon the unique and specific nature of the risks inherent in the Company's existing and newly acquired businesses and has adjusted such allocations based upon this model.

     Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process a portion of net investment income is credited to the segments based on the level of allocated equity.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, Reinsurance provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides personal lines property and casualty insurance, including private passenger automobile, homeowners and personal excess liability insurance in 2003. International provided life insurance, accident and health insurance, annuities and retirement & savings products to both individuals and groups in 2003.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, the Company's ancillary international operations in 2005 and 2004, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 16 for disclosures regarding discontinued operations, including real estate.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2005, 2004 and 2003. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding net investment gains (losses), net of income taxes, adjustments related to net investment gains (losses), net of income taxes, the impact from the cumulative effect of changes in accounting, net of income taxes and discontinued operations, other than discontinued real estate, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                                  CORPORATE &
YEAR ENDED DECEMBER 31, 2005           INSTITUTIONAL   INDIVIDUAL   REINSURANCE    OTHER(1)      TOTAL
----------------------------           -------------   ----------   -----------   -----------   --------
                                                                 (IN MILLIONS)
Premiums.............................    $ 11,271       $  4,113      $ 3,869       $     3     $ 19,256
Universal life and investment-type
  product policy fees................         753          1,193           --             2        1,948
Net investment income................       5,249          5,558          606           337       11,750
Other revenues.......................         642             92           58            28          820
Net investment gains (losses)........          76             83           22            (2)         179
Policyholder benefits and claims.....      12,448          4,823        3,206           (32)      20,445
Interest credited to policyholder
  account balances...................       1,347          1,029          220            --        2,596
Policyholder dividends...............           1          1,644           --             2        1,647
Other expenses.......................       2,199          2,173          991           354        5,717
Income from continuing operations
  before provision for income
  taxes..............................       1,996          1,370          138            44        3,548
Income from discontinued operations,
  net of income taxes................         162            295           --           353          810
Cumulative effect of a change in
  accounting, net of income taxes....          --             --           --            --           --
Net income...........................       1,491          1,176           92           494        3,253
Total assets.........................     139,680        141,201       16,049        10,396      307,326
DAC and VOBA.........................       1,098          7,513        2,815            12       11,438
Separate account assets..............      42,063         31,075           14            --       73,152
Policyholder liabilities.............      78,011         86,565       11,751           278      176,605
Separate account liabilities.........      42,063         31,075           14            --       73,152

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                CORPORATE &
YEAR ENDED DECEMBER 31, 2004                         INSTITUTIONAL   INDIVIDUAL   REINSURANCE    OTHER(1)      TOTAL
----------------------------                         -------------   ----------   -----------   -----------   --------
                                                                               (IN MILLIONS)
Premiums...........................................    $ 10,037       $  4,046      $ 3,348       $     6     $ 17,437
Universal life and investment-type product policy
  fees.............................................         710          1,299           --            --        2,009
Net investment income..............................       4,580          5,352          538           348       10,818
Other revenues.....................................         654            131           56            21          862
Net investment gains (losses)......................         162             85           59           (24)         282
Policyholder benefits and claims...................      11,172          4,836        2,694            34       18,736
Interest credited to policyholder account
  balances.........................................       1,014          1,131          212            --        2,357
Policyholder dividends.............................          --          1,634            1             1        1,636
Other expenses.....................................       1,972          2,348          957           306        5,583
Income from continuing operations before provision
  for income taxes.................................       1,985            964          137            10        3,096
Income from discontinued operations, net of income
  taxes............................................          19             22           --            30           71
Cumulative effect of a change in accounting, net of
  income taxes.....................................         (59)             9           --            (2)         (52)
Net income.........................................       1,267            682           91           199        2,239
Total assets.......................................     132,832        137,756       13,850        15,550      299,988
DAC and VOBA.......................................         997          7,485        2,567            13       11,062
Separate account assets............................      40,462         28,045           14           (14)      68,507
Policyholder liabilities...........................      72,934         86,175       10,464           240      169,813
Separate account liabilities.......................      40,462         28,045           14           (14)      68,507

                                                                               CORPORATE &                      AUTO &
YEAR ENDED DECEMBER 31, 2003        INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER      INTERNATIONAL(1)   HOME(2)    TOTAL
----------------------------        -------------   ----------   -----------   -----------   ----------------   -------   -------
                                                                            (IN MILLIONS)
Premiums..........................     $ 9,063        $4,221       $2,648         $ (6)            $ 5          $2,168    $18,099
Universal life and investment-type
  product policy fees.............         658         1,262           --           --              --              --      1,920
Net investment income.............       4,144         5,421          431          104              48             119     10,267
Other revenues....................         618           240           47           38              14              23        980
Net investment gains (losses).....        (289)         (303)          62           16              (8)             (4)      (526)
Policyholder benefits and
  claims..........................      10,022         4,844        2,109           (4)             15           1,604     18,590
Interest credited to policyholder
  account balances................         973         1,222          184           --              --              --      2,379
Policyholder dividends............          (1)        1,698           --           (1)              3              --      1,699
Other expenses....................       1,853         2,425          764          140              17             572      5,771
Income from continuing operations
  before provision for income
  taxes...........................       1,347           652          131           17              24             130      2,301
Income from discontinued
  operations, net of income
  taxes...........................          49            51           --          274              (5)             --        369
Cumulative effect of a change in
  accounting, net of income
  taxes...........................         (26)           --           --           --              --              --        (26)
Net income........................         886           482           86          424              12             111      2,001

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

---------------

(1) Ancillary international results are reported in Corporate & Other for the years ended December 31, 2005 and 2004.

(2) Auto & Home, operated through Met P&C, was sold to the Holding company in October 2003. See Note 1.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $32,351 million, $30,102 million and $29,740 million for the years ended December 31, 2005, 2004 and 2003, respectively, which represented 95%, 96% and 97%, respectively, of consolidated revenues.

15.  ACQUISITIONS AND DISPOSITIONS

     See Note 16 for information on the dispositions of MetLife Indonesia and SSRM.

     In 2003, RGA entered into a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of income before income tax expense, excluding minority interest expense, in 2003. The effects of such transaction are included within the Reinsurance segment.

     In October 2003, the Company completed its sale of MTL, MetLife General Insurance Agency, Inc., MetLife Securities, Inc. and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total revenues of the entities sold included in the consolidated statements of income was $156 million for the year ended December 31, 2003. In October 2003, the Company also sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total revenues of the entity sold included in the consolidated statements of income was $2,343 million for the year ended December 31, 2003. See Note 1.

16.  DISCONTINUED OPERATIONS

 REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005      2004     2003
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Investment income...........................................  $   87    $ 179    $ 308
Investment expense..........................................     (47)    (114)    (170)
Net investment gains........................................     961       27      420
                                                              ------    -----    -----
  Total revenues............................................   1,001       92      558
Interest expense............................................      --       --        1
Provision for income taxes..................................     359       31      204
                                                              ------    -----    -----
Income from discontinued operations, net of income taxes....  $  642    $  61    $ 353
                                                              ======    =====    =====

     There was no carrying value of real estate related to discontinued operations at December 31, 2005. The carrying value of real estate related to discontinued operations was $678 million at December 31, 2004.

     The following table shows the discontinued real estate operations by segment:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Net investment income
  Institutional.............................................  $ 11   $21    $ 31
  Individual................................................    17    26      39
  Corporate & Other.........................................    12    18      68
                                                              ----   ---    ----
     Total net investment income............................  $ 40   $65    $138
                                                              ====   ===    ====
Net investment gains (losses)
  Institutional.............................................  $242   $ 9    $ 45
  Individual................................................   443     4      43
  Corporate & Other.........................................   276    14     332
                                                              ----   ---    ----
     Total net investment gains (losses)....................  $961   $27    $420
                                                              ====   ===    ====
Interest Expense
  Individual................................................  $ --   $--    $  1
                                                              ----   ---    ----
     Total interest expense.................................  $ --   $--    $  1
                                                              ====   ===    ====

     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million, resulting in a gain, net of income taxes, of $431 million. The gain is included in income from discontinued operations in the accompanying consolidated statements of income.

     In the fourth quarter of 2003, the Company sold its Eleven Madison Avenue property in Manhattan, New York for $675 million resulting in a gain, net of income taxes, of $166 million. The gain is included in income from discontinued operations in the accompanying consolidated statements of income.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party resulting in a gain upon disposal of $10 million, net of income taxes. As a result of this sale, the Company recognized income from discontinued operations of $5 million, net of income taxes, for the year ended December 31, 2005. The Company reclassified the assets, liabilities and operations of MetLife Indonesia into discontinued operations for all periods presented.

     The following tables present the amounts related to the operations and financial position of MetLife Indonesia that has been combined with the discontinued real estate operations in the consolidated income statements:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Revenues from discontinued operations.......................  $ 5    $  5   $ 4
Expenses from discontinued operations.......................   10      14     9
                                                              ---    ----   ---
Income from discontinued operations before provision for
  income taxes..............................................   (5)     (9)   (5)
Provision for income taxes..................................   --      --    --
                                                              ---    ----   ---
  Loss from discontinued operations, net of income taxes....   (5)     (9)   (5)
Net investment gain, net of income taxes....................   10      --    --
                                                              ---    ----   ---
  Income (loss) from discontinued operations, net of income
     taxes..................................................  $ 5    $ (9)  $(5)
                                                              ===    ====   ===

                                                              DECEMBER 31,
                                                                  2004
                                                              -------------
                                                              (IN MILLIONS)
Fixed maturities............................................       $17
Short-term investments......................................         1
Cash and cash equivalents...................................         3
Deferred policy acquisition costs...........................         9
Premiums and other receivables..............................         1
                                                                   ---
  Total assets held-for-sale................................       $31
                                                                   ===
Future policy benefits......................................       $ 5
Policyholder account balances...............................        12
Other policyholder funds....................................         7
Other liabilities...........................................         4
                                                                   ---
  Total liabilities held-for-sale...........................       $28
                                                                   ===

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of approximately $157 million, net of income taxes, comprised of a realized gain of $165 million, net of income taxes, and an operating expense related to a lease abandonment of $8 million, net of income taxes. Under the terms of the sale agreement, MetLife will have an opportunity to receive, prior to the end of 2006, additional payments aggregating up to approximately 25% of the base purchase price, based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years,

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

depending on retention of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. In the fourth quarter of 2005, upon finalization of the computation, the Company received a payment of $12 million, net of income taxes, due to the retention of these specific customer accounts. The Company reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The remaining asset management business, which is insignificant, has been reclassified into Corporate & Other. The Company's discontinued operations for the year ended December 31, 2005 also includes expenses of approximately $6 million, net of income taxes, related to the sale of SSRM.

     The operations of SSRM include affiliated revenues of $5 million, $59 million and $54 million for the years ended December 31, 2005, 2004 and 2003, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continue after the sale of SSRM. The following tables present the amounts related to operations and financial position of SSRM that have been combined with the discontinued real estate operations in the consolidated income statements:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Revenues from discontinued operations.......................  $ 19   $328   $231
Expenses from discontinued operations.......................    38    296    197
                                                              ----   ----   ----
Income from discontinued operations before provision for
  income taxes..............................................   (19)    32     34
Provision for income taxes..................................    (5)    13     13
                                                              ----   ----   ----
  Income (loss) from discontinued operations, net of income
     taxes..................................................   (14)    19     21
Net investment gain, net of income taxes....................   177     --     --
                                                              ----   ----   ----
  Income from discontinued operations, net of income
     taxes..................................................  $163   $ 19   $ 21
                                                              ====   ====   ====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              DECEMBER 31,
                                                                  2004
                                                              -------------
                                                              (IN MILLIONS)
Equity securities...........................................      $ 49
Real estate and real estate joint ventures..................        96
Short-term investments......................................        33
Other invested assets.......................................        20
Cash and cash equivalents...................................        55
Premiums and other receivables..............................        38
Other assets................................................        88
                                                                  ----
  Total assets held-for-sale................................      $379
                                                                  ====
Short-term debt.............................................      $ 19
Current income taxes payable................................         1
Deferred income taxes payable...............................         1
Other liabilities...........................................       219
                                                                  ----
  Total liabilities held-for-sale...........................      $240
                                                                  ====

17.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments were as follows:

                                                         NOTIONAL   CARRYING   ESTIMATED
                                                          AMOUNT     VALUE     FAIR VALUE
                                                         --------   --------   ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2005
Assets:
  Fixed maturities.....................................             $147,897    $147,897
  Trading securities...................................             $    373    $    373
  Equity securities....................................             $  2,217    $  2,217
  Mortgage and consumer loans..........................             $ 33,094    $ 33,710
  Policy loans.........................................             $  8,412    $  8,412
  Short-term investments...............................             $    883    $    883
  Cash and cash equivalents............................             $  1,787    $  1,787
  Mortgage loan commitments............................   $2,603    $     --    $     (3)
  Commitments to fund partnership investments..........   $1,956    $     --    $     --
Liabilities:
  Policyholder account balances........................             $ 62,943    $ 61,849
  Short-term debt......................................             $    453    $    453
  Long-term debt.......................................             $  2,961    $  3,246
  Shares subject to mandatory redemption...............             $    278    $    362
  Payables for collateral under securities loaned and
     other transactions................................             $ 21,009    $ 21,009

                                                         NOTIONAL   CARRYING   ESTIMATED
                                                          AMOUNT     VALUE     FAIR VALUE
                                                         --------   --------   ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2004
Assets:
  Fixed maturities.....................................             $150,229    $150,229
  Equity securities....................................             $  1,903    $  1,903
  Mortgage and consumer loans..........................             $ 31,571    $ 33,006
  Policy loans.........................................             $  8,256    $  8,256
  Short-term investments...............................             $  1,194    $  1,194
  Cash and cash equivalents............................             $  2,370    $  2,370
  Mortgage loan commitments............................   $1,161    $     --    $      4
  Commitments to fund partnership investments..........   $1,320    $     --    $     --
Liabilities:
  Policyholder account balances........................             $ 59,150    $ 58,180
  Short-term debt......................................             $  1,445    $  1,445
  Long-term debt.......................................             $  2,050    $  2,293
  Shares subject to mandatory redemption...............             $    278    $    361
  Payables for collateral under securities loaned and
     other transactions................................             $ 25,230    $ 25,230

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities, trading securities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender.

  SHORT-TERM AND LONG-TERM DEBT, PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities. The carrying values of payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments is based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

18.  RELATED PARTIES

     Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1,934 million, $1,711 million and $1,677 million in 2005, 2004 and 2003, respectively.

     As of December 31, 2005 and 2004, the Company held $103 million and $144 million, respectively, of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair market value of $686 million and $720 million, and $367 million and $382 million, for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on these transfers were $34 million, $15 million and less than $1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company purchased assets from affiliates with a fair market value of $691 million and $563 million for the years ended December 31, 2005 and 2004, respectively.

     See Notes 2 and 5 for additional related party transactions.

19.  SUBSEQUENT EVENTS

     On October 17, 2006, the Holding Company announced the sale by one of its subsidiaries, MTL, of its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. It is anticipated that the sale will close in the fourth quarter of 2006, subject to customary closing conditions. Upon the closing of the transaction, MTL will repay the mortgage of approximately $772 million, including accrued interest, held by the Company on these properties and will pay a prepayment fee of approximately $63 million which will be recognized as affiliated investment income.

     During the third quarter of 2006, Metropolitan Life's Board of Directors approved a plan to merge a subsidiary of the Holding Company, Citicorp Life Insurance Company, and its subsidiary First Citicorp Life Insurance Company, with and into Metropolitan Life during the fourth quarter of 2006. The Company has also received regulatory approval for the merger. The consolidated book value of Citicorp Life Insurance Company was $148 million at December 31, 2005. The transaction will be accounted for using the pooling-of-interests method from July 1, 2005, the date of acquisition by the Holding Company, in accordance with SFAS No. 141, Business Combinations ("SFAS 141").

     On September 30, 2006, the Company received a capital contribution from the Holding Company of $377 million in the form of assets related to the value of distribution agreements ("VODA"), net of deferred income taxes, for which the Company receives the benefit. The VODA is related to the Holding Company's acquisition of Travelers.

     On September 30, 2006, the Company acquired the assets and liabilities of MetLife Retirement Services LLC ("MRS") (formerly CitiStreet Retirement Services
LLC), for approximately $56 million. The assets include $52 million, net of $2 million accumulated amortization, related to the value of customer relationships acquired for which the Company will receive the benefit. Subsequently, the Company acquired MRS and its subsidiaries from MTL.

     On June 28, 2006, Timberlake Financial L.L.C., a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake Financial, L.L.C. and its assets with no recourse to RGA or its subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering will provide long-term collateral to support Regulation Triple X reserves on approximately 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA.

     On May 1, 2006, General American, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon, to its ultimate parent, the Holding Company. Immediately following the sale, the Holding Company merged Paragon, an affiliate of the Company, with and into the Company.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2005, 2004 AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 25, 2006
(July 20, 2006 as to Note 17)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $14,089 and $13,064, respectively)....  $15,086   $13,912
  Equity securities, at fair value (cost: $199 and $172,
     respectively)..........................................      201       178
  Mortgage loans on real estate.............................      896     1,090
  Policy loans..............................................    2,645     2,625
  Real estate and real estate joint ventures
     held-for-investment....................................       54        60
  Other limited partnership interests.......................       27        34
  Short-term investments....................................      153        86
  Other invested assets.....................................    3,391     2,846
                                                              -------   -------
          Total investments.................................   22,453    20,831
Cash and cash equivalents...................................      268       372
Accrued investment income...................................      169       165
Premiums and other receivables..............................    2,762     2,032
Deferred policy acquisition costs and value of business
  acquired..................................................    3,139     3,265
Other assets................................................      332       333
Separate account assets.....................................    2,783     3,068
                                                              -------   -------
          Total assets......................................  $31,906   $30,066
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 9,539   $ 8,897
  Policyholder account balances.............................    9,880     9,076
  Other policyholder funds..................................    1,903     1,827
  Policyholder dividends payable............................      106       113
  Long-term debt............................................      900       506
  Shares subject to mandatory redemption....................      159       158
  Current income taxes payable..............................       11        28
  Deferred income taxes payable.............................      696       635
  Payables for collateral under securities loaned and other
     transactions...........................................    1,383     1,461
  Other liabilities.........................................    1,683     1,635
  Separate account liabilities..............................    2,783     3,068
                                                              -------   -------
          Total liabilities.................................   29,043    27,404
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding....        3         3
  Additional paid-in capital................................    1,836     1,843
  Retained earnings.........................................      556       428
  Accumulated other comprehensive income....................      468       388
                                                              -------   -------
          Total stockholder's equity........................    2,863     2,662
                                                              -------   -------
          Total liabilities and stockholder's equity........  $31,906   $30,066
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004     2003
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,179   $3,713   $3,038
Universal life and investment-type product policy fees......     149      293      272
Net investment income.......................................   1,171    1,131    1,003
Other revenues..............................................      57       43       73
Net investment gains........................................      57       74       40
                                                              ------   ------   ------
          Total revenues....................................   5,613    5,254    4,426
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,714    3,203    2,645
Interest credited to policyholder account balances..........     374      400      361
Policyholder dividends......................................     171      173      198
Other expenses..............................................   1,147    1,256    1,073
                                                              ------   ------   ------
          Total expenses....................................   5,406    5,032    4,277
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     207      222      149
Provision for income taxes..................................      66       73       46
                                                              ------   ------   ------
Income from continuing operations...........................     141      149      103
Income (losses) from discontinued operations, net of income
  taxes.....................................................      --        1       (1)
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income taxes.......................................     141      150      102
Cumulative effect of a change in accounting, net of income
  taxes.....................................................      --       15        1
                                                              ------   ------   ------
Net income..................................................  $  141   $  165   $  103
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                                                ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at January 1, 2003......    $ --        $3       $1,594       $207          $177            $(1)         $--       $1,980
  Issuance of preferred stock by
    subsidiary to the parent....      93                                                                                       93
  Issuance of shares by
    subsidiary..................                             24                                                                24
  Capital contribution..........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income (loss):
  Net income....................                                       103                                                    103
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               92
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              195
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2003....      93         3        1,746        309           249             24           (5)       2,419
  Contribution of preferred
    stock by parent to
    subsidiary and retirement
    thereof.....................     (93)                                                                                     (93)
  Issuance of shares by
    subsidiary..................                              4                                                                 4
  Capital contribution..........                             93                                                                93
  Dividends on common stock.....                                       (40)                                                   (40)
  Dividends on preferred
    stock.......................                                        (6)                                                    (6)
Comprehensive income (loss):
  Net income....................                                       165                                                    165
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                     107                                      107
    Foreign currency translation
      adjustments...............                                                                     14                        14
    Minimum pension liability
      adjustment................                                                                                  (1)          (1)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                              120
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              285
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2004....      --         3        1,843        428           356             38           (6)       2,662
Sale of subsidiary..............                              7                                                                 7
Dividends on common stock.......                                       (13)                                                   (13)
Comprehensive income (loss):
Equity transactions of majority
  owned subsidiary..............                            (14)                                                              (14)
  Net income....................                                       141                                                    141
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      75                                       75
  Foreign currency translation
    adjustments.................                                                                      3                         3
  Minimum pension liability
    adjustment..................                                                                                   2            2
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               80
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              221
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2005....    $ --        $3       $1,836       $556          $431            $41          $(4)      $2,863
                                    ====        ==       ======       ====          ====            ===          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   141   $   165   $   103
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................       12        14        16
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (11)      (17)      (50)
     (Gains) losses from sales of investments and business,
       net..................................................      (57)      (75)      (39)
     Interest credited to policyholder account balances.....      374       400       361
     Universal life and investment-type product policy
       fees.................................................     (149)     (293)     (272)
     Change in premiums and other receivables...............      (25)      151      (397)
     Change in deferred policy acquisitions costs, net......     (219)     (551)     (818)
     Change in insurance related liabilities................      874       722     1,785
     Change in income taxes payable.........................      (14)       90        65
     Change in other assets.................................      (99)       14        46
     Change in other liabilities............................       52       173       171
     Other, net.............................................       (2)      (16)      (10)
                                                              -------   -------   -------
Net cash provided by operating activities...................      877       777       961
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,353     5,411     5,439
     Equity securities......................................       --        16         5
     Mortgage loans on real estate..........................      194        90       167
     Real estate and real estate joint ventures.............        6        19        33
     Other limited partnership interests....................        2        --        --
  Purchases of:
     Fixed maturities.......................................   (6,686)   (6,783)   (7,404)
     Equity securities......................................      (28)      (29)      (39)
     Mortgage loans on real estate..........................      (38)     (223)     (284)
     Real estate and real estate joint ventures.............       (1)       (2)       (2)
     Other limited partnership interests....................       --        (1)       (1)
  Net change in short-term investments......................      (67)        4        18
  Proceeds from sales of businesses.........................       37        --        --
  Net change in other invested assets.......................     (521)     (572)     (711)
  Other, net................................................      (18)      (52)      (90)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,767)  $(2,122)  $(2,869)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004      2003
                                                              ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................   1,424     2,245     2,015
     Withdrawals............................................    (953)   (1,139)   (1,092)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     (78)      282       500
  Net change in short-term debt.............................      --        --       (19)
  Long-term debt issued.....................................     397         8        70
  Long-term debt repaid.....................................      (3)       (4)       --
  Sale of subsidiary........................................       7        --        --
  Proceeds from offering of common stock by subsidiary,
     net....................................................      --        --       398
  Dividends on preferred stock..............................      --        (7)       --
  Dividends on common stock.................................     (13)      (40)       (1)
  Other, net................................................       5         3         8
                                                              ------   -------   -------
Net cash provided by financing activities...................     786     1,348     1,879
                                                              ------   -------   -------
Change in cash and cash equivalents.........................    (104)        3       (29)
Cash and cash equivalents, beginning of year................     372       369       398
                                                              ------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  268   $   372   $   369
                                                              ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   48   $    49   $     5
                                                              ======   =======   =======
     Income taxes...........................................  $  143   $    36   $    42
                                                              ======   =======   =======
  Non-cash transactions during the year:
     Real estate acquired in satisfaction of debt...........  $   --   $    --   $    13
                                                              ======   =======   =======
     Transfer from funds withheld at interest to fixed
       maturities...........................................  $   --   $   606   $    --
                                                              ======   =======   =======
     Non-cash capital contribution from parent..............  $   --   $    93   $   131
                                                              ======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (the "Company"), is a wholly owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica Financial, LLC, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American, Reinsurance Group of America ("RGA") and Paragon Life Insurance Company ("Paragon"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2005 and 52% in 2004 and 2003. See Note 9.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,200 million and $1,096 million at December 31, 2005 and 2004, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include $282 million and $500 million relating to the net change in payables for collateral under securities loaned and other transactions was reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are in fixed maturities, equity securities and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate and real estate joint ventures held-for-investment, including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate and real estate joint ventures held-for-sale are stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate and real estate joint ventures held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes derivative revaluation gains and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies. Interest on funds withheld is reported in net investment income in the consolidated financial statements.

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar instruments.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its insurance Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffective are reported within net investment gains (losses). The Company had no hedges of net investments in foreign operations during the years ended December 31, 2005, 2004 and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheets at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally forty years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $99 million and $110 million at December 31, 2005 and 2004, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $65 million and $69 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $7 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $57 million and $52 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $30 million and $21 million at December 31, 2005 and 2004, respectively. Related amortization expense was $11 million, $8 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the deferred costs of acquiring new and renewal insurance business, which varies with, and is primarily related to, the production of that business. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC and VOBA. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Changes in goodwill are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $134     $137     $153
Dispositions and other......................................     --       (3)     (16)
                                                               ----     ----     ----
Balance, end of year........................................   $134     $134     $137
                                                               ====     ====     ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values are determined using a market multiple or a discounted cash flow model.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 21% and 23% of the Company's life insurance in-force, and 41% and 45% of the number of life insurance policies in-force, at December 31, 2005 and 2004, respectively. Participating policies represented approximately 97%, 92% and 92% of gross life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively. The percentages indicated are calculated excluding the business of RGA.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

     Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to disability contracts are recognized on a pro rata basis over the applicable contract term.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiary.

Federal Income Taxes

     The Company and its includable life insurance subsidiary, Paragon, file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
(iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. As a result of the adoption of Issue B36, the Company recorded a cumulative effect of a change in accounting of $1 million, net of income taxes, for the year ended December 31, 2003.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of the Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 will not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In December, 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which revised SFAS 123 and supersedes APB 25. SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. Implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     In May, 2004, the FASB issued FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the net periodic postretirement benefit cost was reduced by $1 million, for 2004. The Company's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on its consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $16 million, including the cumulative effect of a change in accounting.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51("FIN 46"), and its December 2003 revision ("FIN 46(r)"). A Variable Interest Entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2005, 2004 and 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
U.S. treasury/agency securities...................       434          3        2         435       2.9
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
Foreign government securities.....................     1,396        454        1       1,849      12.3
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

                                                                    DECEMBER 31, 2004
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,199     $  369     $ 15     $ 5,553      39.9%
Residential mortgage-backed securities............     2,535         35        8       2,562      18.4
Foreign corporate securities......................     1,589        238        2       1,825      13.1
U.S. treasury/agency securities...................       736          4        2         738       5.3
Commercial mortgage-backed securities.............     1,016         38        2       1,052       7.6
Asset-backed securities...........................       638          8        2         644       4.6
Foreign government securities.....................     1,223        218        1       1,440      10.4
State and political subdivision securities........        28          1       --          29       0.2
Other fixed maturity securities...................       100          2       33          69       0.5
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $13,064     $  913     $ 65     $13,912     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    27     $    1     $ --     $    28      15.7%
Non-redeemable preferred stocks...................       145          5       --         150      84.3
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   172     $    6     $ --     $   178     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company held foreign currency derivatives with notional amounts of $33 million and $42 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $416 million and $411 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $20 million and $44 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities were less than $1 million and $4 million at December 31, 2005 and 2004, respectively. There were no significant unrealized gains (losses) associated with non-income producing fixed maturities at December 31, 2005 and 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   232     $   234      $   398     $   373
Due after one year through five years.........     1,571       1,617        1,705       1,772
Due after five years through ten years........     2,996       3,078        2,994       3,157
Due after ten years...........................     4,490       5,375        3,778       4,352
                                                 -------     -------      -------     -------
          Subtotal............................     9,289      10,304        8,875       9,654
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     4,800       4,782        4,189       4,258
                                                 -------     -------      -------     -------
          Total fixed maturities..............   $14,089     $15,086      $13,064     $13,912
                                                 =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $5,608   $2,555   $2,731
Gross investment gains.....................................  $   99   $   96   $   70
Gross investment losses....................................  $  (65)  $  (32)  $  (30)

     Gross investment losses above exclude writedowns recorded during 2005, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturity and equity securities of $2 million, $14 million and $38 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
U.S. treasury/agency securities....      214          2            1          --           215           2
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
Foreign government securities......       87          1           --          --            87           1
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturities...........   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2004
                                     --------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER THAN
                                      LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     ----------------------   ------------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                     ---------   ----------   ----------   -----------   ---------   ----------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $  848        $10          $137         $  5        $  985        $15
Residential mortgage-backed
  securities.......................      798          7            14            1           812          8
Foreign corporate securities.......      151          2            12           --           163          2
U.S. treasury/agency securities....      437          2            --           --           437          2
Commercial mortgage-backed
  securities.......................      180          2            --           --           180          2
Asset-backed securities............      185          1            12            1           197          2
Foreign government securities......       96          1            --           --            96          1
State and political subdivision
  securities.......................       10         --            --           --            10         --
Other fixed maturity securities....       37         33            12           --            49         33
                                      ------        ---          ----         ----        ------        ---
  Total fixed maturities...........   $2,742        $58          $187         $  7        $2,929        $65
                                      ======        ===          ====         ====        ======        ===
Equity securities..................   $   37        $--          $ --         $ --        $   37        $--
                                      ======        ===          ====         ====        ======        ===
Total number of securities in an
  unrealized loss position.........      715                       55                        770
                                      ======                     ====                     ======

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturity and equity securities at December 31, 2005 and December 31, 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST           LOSSES             SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2004
                                         --------------------------------------------------------------
                                              COST OR           GROSS UNREALIZED         NUMBER OF
                                           AMORTIZED COST            LOSSES              SECURITIES
                                         ------------------   --------------------   ------------------
                                         LESS THAN   20% OR   LESS THAN    20% OR    LESS THAN   20% OR
                                            20%       MORE       20%        MORE        20%       MORE
                                         ---------   ------   ---------   --------   ---------   ------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months...................   $2,208      $--        $43      $     --      222         1
Six months or greater but less than
  nine months..........................      481       --         12            --      459         1
Nine months or greater but less than
  twelve months........................      148       --          3            --       32        --
Twelve months or greater...............      193        1          7            --       52         3
                                          ------      ---        ---      --------      ---       ---
  Total................................   $3,030      $ 1        $65      $     --      765         5
                                          ======      ===        ===      ========      ===       ===

     As of December 31, 2005, $148 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $65 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     As of December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,266 million and $1,345 million and an estimated fair value of $1,312 million and $1,415 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,371 million and $1,461 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $842 million and $730 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,452 million and $1,608 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities.

FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2005 and 2004, were funds withheld at interest of $3,316 million and $2,745 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                 DECEMBER 31,
                                                      -----------------------------------
                                                            2005               2004
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)
Commercial mortgage loans...........................   $883       98%    $1,071      98%
Agricultural mortgage loans.........................     14        2%        22       2%
                                                       ----      ---     ------     ---
          Total.....................................    897      100%     1,093     100%
                                                                 ===                ===
Less: Valuation allowances..........................      1                   3
                                                       ----              ------
          Mortgage loans on real estate.............   $896              $1,090
                                                       ====              ======

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2005, approximately 27%, 8% and 7% of the properties were located in California, Illinois and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................    $ 3       $ 2      $  6
Additions...................................................     --         2         9
Deductions..................................................     (2)       (1)      (13)
                                                                ---       ---      ----
Balance, end of year........................................    $ 1       $ 3      $  2
                                                                ===       ===      ====

     The Company did not have impaired mortgage loans on real estate at December 31, 2005. The Company held $10 million of impaired mortgage loans on real estate, none of which had valuation allowances, at December 31, 2004.

     The average investment in impaired loans was $3 million, $11 million and $42 million for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income on impaired loans was less than $1 million, $2 million and $3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     There were no restructured mortgage loans on real estate at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     The Company had real estate and real estate joint ventures held for investment of $54 million and $60 million at December 31, 2005 and 2004, respectively.

     Accumulated depreciation on real estate was $13 million and $12 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $1 million for each of the years ended December 31, 2005, 2004 and 2003. The Company did not have depreciation expense related to discontinued operations for the year ended December 31, 2005. There was less than $1 million of depreciation expense related to discontinued operations for each of the years ended December 31, 2004 and 2003.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2005               2004
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        69%     $39        65%
Industrial...........................................    17        31%      21        35%
                                                        ---       ---      ---       ---
          Total......................................   $54       100%     $60       100%
                                                        ===       ===      ===       ===

     At December 31, 2005, 100% of the Company's real estate holdings were located in California.

     There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2005, 2004, and 2003. There was no investment income (expense) related to real estate and real estate joint ventures held-for-sale for the years ended December 31, 2005, 2004 and 2003.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturities...........................................  $  772   $  700   $  615
Equity securities..........................................      11       19        7
Mortgage loans on real estate..............................      75       76       76
Real estate and real estate joint ventures.................      11       14        7
Policy loans...............................................     159      159      170
Other limited partnership interests........................      (5)      (4)      (6)
Cash, cash equivalents and short-term investments..........      11        6       11
Interest on funds held at interest.........................     192      225      151
Other......................................................       9      (25)      --
                                                             ------   ------   ------
          Total............................................   1,235    1,170    1,031
Less: Investment expenses..................................      64       39       28
                                                             ------   ------   ------
          Net investment income............................  $1,171   $1,131   $1,003
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................   $ 32       $46       $ 1
Equity securities...........................................     --         4         1
Mortgage loans on real estate...............................     10         1        (8)
Real estate and real estate joint ventures..................      4         2         1
Other limited partnership interests.........................     --        (3)       --
Derivatives.................................................    (15)       31        50
Other.......................................................     26        (7)       (5)
                                                               ----       ---       ---
          Net investment gains (losses).....................   $ 57       $74       $40
                                                               ====       ===       ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities............................................  $ 997    $ 848    $ 675
Equity securities...........................................      2        6       11
Derivatives.................................................     (2)       1       --
Minority interest...........................................   (171)    (105)     (69)
Other invested assets.......................................    (39)     (57)     (31)
                                                              -----    -----    -----
          Total.............................................    787      693      586
                                                              -----    -----    -----
Amounts relating to:
          Deferred policy acquisition costs.................    (45)     (87)    (164)
                                                              -----    -----    -----
          Deferred income taxes.............................   (311)    (250)    (173)
                                                              -----    -----    -----
          Total.............................................   (356)    (337)    (337)
                                                              -----    -----    -----
          Net unrealized investment gains (losses)..........  $ 431    $ 356    $ 249
                                                              =====    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $356     $249     $177
Unrealized investment gains (losses) during the year........     94      107      143
Unrealized gains (losses) relating to:
          Deferred policy acquisition costs.................     42       77      (10)
          Deferred income taxes.............................    (61)     (77)     (61)
                                                               ----     ----     ----
Balance, end of year........................................   $431     $356     $249
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $ 75     $107     $ 72
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $61 million and $60 million at December 31, 2005 and 2004, respectively. The related net investment income recognized was $3 million, $5 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively.

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46 and FIN 46(r) did not require the Company to consolidate any VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS(1)      LOSS(2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Other limited partnerships(3)...............................     $17           $9
                                                                 ===           ==

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheets had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                         CURRENT MARKET OR                 CURRENT MARKET OR
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Interest rate swaps........................   $  377     $38         $ 1         $376      $47         $6
Foreign currency swaps.....................       33       1           3           42        1          3
Foreign currency forwards..................      546      --          37           --       --         --
Options....................................       --      --          --            6        1         --
Credit default swaps.......................      155      --          --           --       --         --
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The above table does not include notional values for equity variance swaps. At December 31, 2005, the Company owned 4,500 equity variance swap contracts. At December 31, 2004, the Company did not own any equity variance swap contracts. The market value of equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                     REMAINING LIFE
                                                --------------------------------------------------------
                                                           AFTER ONE    AFTER FIVE
                                                              YEAR         YEARS
                                                ONE YEAR    THROUGH       THROUGH     AFTER TEN
                                                OR LESS    FIVE YEARS    TEN YEARS      YEARS     TOTAL
                                                --------   ----------   -----------   ---------   ------
                                                                     (IN MILLIONS)
Interest rate swaps...........................    $ 12        $117         $ 92         $156      $  377
Foreign currency swaps........................      --           2           20           11          33
Foreign currency forwards.....................     546          --           --           --         546
Credit default swaps..........................      --         155           --           --         155
                                                  ----        ----         ----         ----      ------
  Total.......................................    $558        $274         $112         $167      $1,111
                                                  ====        ====         ====         ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As previously stated, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Fair value.................................   $    5     $ 1         $--         $ 38      $ 2         $2
Cash flow..................................       26      --           3           55        1          1
Non-qualifying.............................    1,080      38          38          331       46          6
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The Company recognized an insignificant amount of net investment expense from qualifying settlement payments for the years ended December 31, 2005, 2004 and 2003.

     The Company recognized net investment gains from non-qualifying settlement payments of $11 million, $18 million, and $22 million for the years ended December 31, 2005, 2004 and 2003, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years December 31, 2005, 2004 and 2003. Changes in the fair value of the derivatives and the hedged items were insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) credit default swaps to minimize its exposure to adverse movements in credit; and (iv) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the year ended December 31, 2005 and 2004, the net amounts accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the years ended December 31, 2003, the net amounts deferred and accumulated in other comprehensive income (loss) relating to cash flow hedges was insignificant.

     At December 31, 2005, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify its credit risk exposure in certain portfolios; and (v) equity variance swaps to economically hedge liabilities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($34) million, ($13) million and ($17) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts are modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $50 million and $43 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) during the years ended December 31, 2005, 2004 and 2003 were gains of $7 million, $26 million and $45 million, respectively.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $12 million. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

     The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs and Value of Business Acquired

     Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED
                                                              POLICY      VALUE OF
                                                            ACQUISITION   BUSINESS
                                                               COSTS      ACQUIRED   TOTAL
                                                            -----------   --------   ------
                                                                     (IN MILLIONS)
Balance at January 1, 2003................................    $1,203        $572     $1,775
  Capitalizations.........................................       958          --        958
  Acquisitions............................................       218          --        218
                                                              ------        ----     ------
          Total...........................................     2,379         572      2,951
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        29          (5)        24
     Unrealized investment gains (losses).................        18          (8)        10
     Other expenses.......................................       383          41        424
                                                              ------        ----     ------
          Total amortization..............................       430          28        458
                                                              ------        ----     ------
  Less: Dispositions and other............................       (54)        (92)      (146)
                                                              ------        ----     ------
Balance at December 31, 2003..............................     2,003         636      2,639
  Capitalizations.........................................       960          --        960
                                                              ------        ----     ------
          Total...........................................     2,963         636      3,599
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................         3           1          4
     Unrealized investment gains (losses).................        --         (77)       (77)
     Other expenses.......................................       450          41        491
                                                              ------        ----     ------
          Total amortization..............................       453         (35)       418
                                                              ------        ----     ------
  Less: Dispositions and other............................      (107)         23        (84)
                                                              ------        ----     ------
Balance at December 31, 2004..............................     2,617         648      3,265
  Capitalizations.........................................       649          --        649
                                                              ------        ----     ------
          Total...........................................     3,266         648      3,914
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        12           2         14
     Unrealized investment gains (losses).................       (28)        (14)       (42)
     Other expenses.......................................       652          31        683
                                                              ------        ----     ------
          Total amortization..............................       636          19        655
                                                              ------        ----     ------
  Less: Dispositions and other............................       120          --        120
                                                              ------        ----     ------
Balance at December 31, 2005..............................    $2,510        $629     $3,139
                                                              ======        ====     ======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $34 million in 2006, $32 million in 2007, $31 million in 2008, $32 million in 2009, and $33 million in 2010.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company may contractually guarantee to the contractholder a secondary guarantee benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                             DECEMBER 31, 2005                DECEMBER 31, 2004
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
TWO TIER ANNUITIES
  General account value..............       N/A               $299           N/A               $301
  Net amount at risk.................       N/A                $36(1)        N/A                $36(1)
  Average attained age of
     contractholders.................       N/A           58 years           N/A           58 years

Universal and Variable Life Contracts

                                                DECEMBER 31, 2005         DECEMBER 31, 2004
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
Account value (general and separate
  account).................................       $924       N/A            $722       N/A
Net amount at risk.........................    $19,900(2)    N/A         $17,594(2)    N/A
Average attained age of policyholders......   55 years       N/A        54 years       N/A

---------------

(1) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

(2) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                        UNIVERSAL AND
                                          ANNUITY CONTRACTS        VARIABLE LIFE CONTRACTS
                                      --------------------------   -----------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Mutual fund groupings
  Equity.............................................         $11                 $7
  Bond...............................................           1                  1
  Money Market.......................................           2                  1
                                                              ---                 --
     Total...........................................         $14                 $9
                                                              ===                 ==

Separate Accounts

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,435 million and $2,727 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $348 million and $341 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.0% and 5.7% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $113 million, $110 million and $101 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES practice was initiated for different products starting at various points in time between the mid 1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $2.5 million per life and reinsure 100% of amounts in excess of the Company's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums earned.....................................  $  445   $  485   $  511
Reinsurance assumed........................................   4,222    3,648    2,925
Reinsurance ceded..........................................    (488)    (420)    (398)
                                                             ------   ------   ------
Net earned premiums........................................  $4,179   $3,713   $3,038
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $   57   $  177   $  119
                                                             ======   ======   ======

     Written premiums are not materially different than earned premiums in the preceding table.

     The reinsurance assumed premium for the years ended December 31, 2005, 2004, and 2003 include $4,220 million, $3,645 million, and $2,923 million, respectively, from RGA.

     Reinsurance recoverables, included in premiums and other receivables, were $1,029 million and $932 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payable, included in other liabilities, were $61 million and $10 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  LONG-TERM DEBT

     At December 31, 2005 and 2004, long-term debt outstanding is as follows:

                                                INTEREST RATES
                                           ------------------------                 DECEMBER 31,
                                                           WEIGHTED                 -------------
                                               RANGE       AVERAGE     MATURITY     2005    2004
                                           -------------   --------   -----------   -----   -----
                                                                                    (IN MILLIONS)
Senior notes.............................  6.75% - 7.25%     6.92%    2006 - 2011   $300    $300
Fixed rate notes.........................   4.2% - 6.32%     4.96%    2006 - 2010    102     106
Other notes..............................    8% - 12%       10.07%    2009 - 2016      1       1
Junior subordinated debentures...........      6.75%         6.75%       2065        398      --
Surplus notes............................      7.63%         7.63%       2024         99      99
                                                                                    ----    ----
  Total..................................                                           $900    $506
                                                                                    ====    ====

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% until December 15, 2015. Subsequent to December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 266.5 basis points, payable quarterly until maturity in 2065. RGA has the option to defer interest payments, subject to certain limitations. In addition, interest payments are mandatorily deferred if RGA does not meet specified capital adequacy, net income and shareholders' equity levels. Upon an optional or mandatory deferral, RGA is not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. The subordinated debentures are redeemable at RGA's option.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes, other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt as of December 31, 2005 for the next five years are $126 million in 2006, $26 million in 2007, less than $1 million in 2008 and 2009, $50 million in 2010 and $698 million thereafter.

Credit Facilities and Letters of Credit

     RGA maintains committed and unsecured credit facilities aggregating $652 million as of December 31, 2005. When drawn upon, these facilities bear interest at varying rates in accordance with respective agreements. The following table provides details on these facilities as of December 31, 2005:

                                                               LETTER OF CREDIT                UNUSED
BORROWER(S)                          EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
-----------                        --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
RGA..............................  January 2006       $ 26           $ --           $ 26        $ --
RGA..............................  May 2007             26             --             26          --
RGA..............................  September 2010      600            320             50         230
                                                      ----           ----           ----        ----
Total............................                     $652           $320           $102        $230
                                                      ====           ====           ====        ====

     At December 31, 2005 and 2004, RGA had outstanding $457 million and $403 million, respectively, in letters of credit from various banks, of which $320 million and $0, respectively, were part of committed facilities.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among others, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $10 million, or $25 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. As of December 31, 2005, RGA had $800 million in outstanding borrowings under its debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2005 was $26 million.

Other

     Interest expense related to the Company's indebtedness included in other expenses was $50 million, $49 million and $48 million for the years ended December 31, 2005, 2004 and 2003, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and
(ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million, net of unamortized discount of $66 million and $67 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

8.  INCOME TAXES

     The provision for income taxes from continuing operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $ 23       $(7)      $29
  Foreign...................................................     70         4         1
                                                               ----       ---       ---
                                                                 93        (3)       30
Deferred:
  Federal...................................................    (31)       70         7
  Foreign...................................................      4         6         9
                                                               ----       ---       ---
                                                                (27)       76        16
                                                               ----       ---       ---
Provision for income taxes..................................   $ 66       $73       $46
                                                               ====       ===       ===

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $72       $78       $52
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (2)       (1)       (1)
  Tax preferred investment income...........................    --        (1)       (1)
  Tax credits...............................................    (1)       (3)       (5)
  State tax net of federal benefit..........................     1         1         1
  Corporate owned life insurance............................    (1)       (2)       (2)
  Valuation allowance for carryforward items................    (2)       (2)        1
  Other, net................................................    (1)        3         1
                                                               ---       ---       ---
  Provision for income taxes................................   $66       $73       $46
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $   --   $  314
  Employee benefits.........................................      28       36
  Loss and credit carryforwards.............................     728      333
  Other, net................................................      51       78
                                                              ------   ------
                                                                 807      761
  Less valuation allowance..................................       5        9
                                                              ------   ------
                                                                 802      752
                                                              ------   ------
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................   1,002    1,024
  Policyholder liabilities and receivables..................     137       --
  Investments...............................................      39       22
  Net unrealized investment gains...........................     311      250
  Other, net................................................       9       91
                                                              ------   ------
                                                               1,498    1,387
                                                              ------   ------
Net deferred income tax liability...........................  $ (696)  $ (635)
                                                              ======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries, except for RGA International Reinsurance Company Ltd., because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred income tax assets established will be realized except for the amount of the valuation allowance. A valuation allowance for deferred income tax assets of approximately $5 million and $9 million at December 31, 2005 and 2004, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, and RGA Financial Products. At December 31, 2005, the Company's subsidiaries had net operating loss carryforwards of $1,630 million and capital loss carryforwards of $163 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlement noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2005, there are approximately 34 sales practice lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively, a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration.

     RGA is currently a party to three arbitrations that involve its discontinued accident and health business, including personal accident business (including London market excess of loss business) and workers' compensation carve-out business. RGA is also party to one pending and one threatened arbitration related to its life reinsurance business. In addition, RGA has been joined in a suit filed against one of its ceding companies alleging wrongful denial of a life insurance claim. As of January 31, 2006, the parties involved in these actions have raised claims, or established liabilities that may result in claims, in the amount of approximately $32 million, which is approximately $28 million in excess of the liabilities recorded by RGA. The Company generally has little information regarding any liabilities established by the ceding companies, and must rely on management estimates to establish policy claim liabilities. It is possible that any such liabilities could be increased in the future. Management believes it has substantial defenses upon which to contest these claims, including but not limited to misrepresentation and breach of contract by direct and indirect ceding companies.

     RGA has reinsured privately-owned pension funds that were formed as a result of reform and privatization of Argentina's social security system. RGA ceased renewal of reinsurance treaties associated with privatized pension contracts in Argentina during 2001 because of adverse experience on this business, as several aspects of the pension fund claims flow did not develop as was contemplated when the reinsurance programs were initially priced.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Since 2001, RGA has pursued various courses of action to reduce and eliminate its obligations associated with the reinsurance of Argentine pension accounts. RGA's actions have resulted in one ceding company demanding arbitration and could result in other litigation or arbitrations in the future. However, as of January 2006, RGA had commuted about 95% of its obligations associated with the business and is in discussions with the remaining clients regarding settlement of all obligations under the remaining treaties. Therefore, the risk of litigation or arbitrations in the future has significantly declined. While it is not feasible to predict or determine the ultimate outcome of any such future litigations or arbitrations or provide reasonable ranges of potential losses, it is the opinion of the Company's management, that their outcomes, after consideration of the provisions made in the Company's consolidated financial statements, would not have a material adverse effect on its consolidated financial position.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. In May 2004, the Company received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, as of the date of the consolidated financial statements, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and MetLife, whether MetLife has provided or is aware of the provision of "fictitious" or "inflated" quotes, and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, MetLife advised the Attorney General for the State of New York that MetLife was not aware of any instance in which MetLife had provided a "fictitious" or "inflated" quote. MetLife also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents including contingent commission payments to brokers and MetLife's awareness of any "sham" bids for business. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that MetLife submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom MetLife submitted such bids or quotes, and communications with a certain broker. MetLife has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on MetLife asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on MetLife seeking, among other things, copies of materials produced in response to the subpoenas discussed above. MetLife has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on MetLife seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents regarding a broker and certain Ohio public entity groups. MetLife continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. MetLife is continuing to conduct an internal review of its commission payment practices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The California Insurance Commissioner is suing in California state court Metropolitan Life, Paragon Life Insurance Company, a subsidiary of the Company, and other companies alleging that the defendants violated certain provisions of the California Insurance Code. Another broker-related action against Paragon Life is pending in a multi-district proceeding established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that MetLife, Inc., Metropolitan Life, Paragon Life and several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. The Company intends to vigorously defend these cases.

     In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and other inquiries may begin. It is reasonably possible that additional subpoenas, interrogatories, requests and lawsuits will be received. The Company and MetLife will fully cooperate with all regulatory inquiries and intend to vigorously defend all lawsuits.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

COMMITMENTS

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                        GROSS
                                                              RENTAL    RENTAL
                                                              INCOME   PAYMENTS
                                                              ------   --------
                                                                (IN MILLIONS)
2006........................................................   $10       $ 7
2007........................................................   $ 6       $ 6
2008........................................................   $ 5       $ 5
2009........................................................   $ 2       $ 4
2010........................................................   $ 1       $ 3
Thereafter..................................................   $ 2       $12

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at both December 31, 2005 and 2004. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $26 million and $17 million at December 31, 2005 and 2004, respectively.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and is purchasing the shares in the open market over the subsequent few months to return to the lenders. RGA will either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February, 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of treasury stock.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $10 million, with a cumulative maximum of $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2005 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed insurer engaged. Some states permit insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated $100 thousand. The Company maintained a liability of $5 million and a related asset for premium tax offsets of $4 million at December 31, 2005 for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company has been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

10.  EMPLOYEE BENEFIT PLANS

PENSION PLANS AND OTHER BENEFIT PLANS

     Prior to January 1, 2003, General American, directly or through a wholly-owned subsidiary, was the sponsor and administrator of a qualified and several non-qualified defined benefit pension plans covering eligible employees. On December 31, 2002, the qualified plan was merged into the Metropolitan Life Retirement Plan for United States Employees (the "MetLife Plan"), a qualified defined benefit pension plan sponsored and administered by Metropolitan Life. The Company has no legal obligation for benefits under the MetLife Plan.

     On January 1, 2003, substantially all employees of the Company who are now covered under the MetLife Plan also became employees of certain subsidiaries of MetLife. Certain of these employees continue to be provided to the Company and therefore the Company is allocated expenses associated with the pension benefits offered to these employees. The Company's share of such allocated expenses included in the accompanying consolidated financial statements was $8 million, $8 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively. In addition, certain retired employees of the Company are provided postretirement health care and life insurance benefits through a plan sponsored by Metropolitan Life. As the Company has no legal obligation for benefits under this plan, the assets and obligations are not included in the accompanying consolidated financial statements and additional disclosures below. However, the Company is allocated expenses related to the postretirement benefits offered to the retirees of the Company. The Company's allocated share of expenses related

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to these postretirement benefits and included in the accompanying consolidated financial statements was $3 million, $2 million and $3 million for the years ended December 31 2005, 2004 and 2003, respectively.

     General American, or its subsidiaries, continues as sponsor of the non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while they are employed, but are not accruing additional benefits in the plan.

     RGA also sponsors a separate qualified defined benefit pension plan for its eligible employees. Employees of RGA may also become eligible for certain qualified postretirement health care and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2005      2004      2005     2004
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 53      $ 48      $  9     $ 5
  Service cost..............................................      2         2         1       1
  Interest cost.............................................      3         3        --      --
  Actuarial losses (gains)..................................      5         2        --       3
  Benefits paid.............................................     (3)       (2)       --      --
                                                               ----      ----      ----     ---
Projected benefit obligation at end of year.................     60        53        10       9
                                                               ----      ----      ----     ---
Change in plan assets:
Contract value of plan assets at beginning of year..........     14        10        --      --
  Actual return on plan assets..............................     --         1        --      --
  Employer contribution.....................................      2         3        --      --
                                                               ----      ----      ----     ---
Contract value of plan assets at end of year................     16        14        --      --
                                                               ----      ----      ----     ---
Underfunded.................................................    (44)      (39)      (10)     (9)
Unrecognized net actuarial losses (gains)...................     23        19         4       4
Unrecognized prior service cost.............................    (20)      (22)       --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===
Qualified plan prepaid pension cost.........................   $ (2)     $ (1)     $ --     $--
Non-qualified plan accrued pension cost.....................    (46)      (47)       (6)     (5)
Accumulated other comprehensive income......................      7         6        --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                                        NON-QUALIFIED
                                                      QUALIFIED PLAN        PLAN           TOTAL
                                                      ---------------   -------------   -----------
                                                       2005     2004    2005    2004    2005   2004
                                                      ------   ------   -----   -----   ----   ----
                                                                      (IN MILLIONS)
Aggregate fair value of plan assets.................   $16      $14     $ --    $ --    $ 16   $ 14
Aggregate projected benefit obligation..............    22       18       38      35      60     53
                                                       ---      ---     ----    ----    ----   ----
Underfunded.........................................   $(6)     $(4)    $(38)   $(35)   $(44)  $(39)
                                                       ===      ===     ====    ====    ====   ====

     The accumulated benefit obligation, for all defined benefit pension plans, was $53 million and $48 million at December 31, 2005 and 2004, respectively. The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2005 and 2004.

     The components of net periodic benefit cost were as follows:

                                                  PENSION BENEFITS      OTHER BENEFITS
                                                 ------------------   -------------------
                                                 2005   2004   2003   2005   2004   2003
                                                 ----   ----   ----   ----   ----   -----
                                                              (IN MILLIONS)
Service cost...................................  $ 2    $ 2    $ 1    $ 1    $ 1    $  --
Interest cost..................................    3      3      3     --     --       --
Expected return on plan assets.................   (1)    (1)    (1)    --     --       --
Amortization of prior actuarial losses
  (gains)......................................    1      1      1     --     --       --
Amortization of prior service cost.............   (2)    (2)    (2)    --     --       --
                                                 ---    ---    ---    ---    ---    -----
Net periodic benefit (credit) cost.............  $ 3    $ 3    $ 2    $ 1    $ 1    $  --
                                                 ===    ===    ===    ===    ===    =====

ASSUMPTIONS

     Assumptions used in determining the obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                     PENSION BENEFITS    OTHER BENEFITS
                                                     -----------------   ---------------
                                                      2005      2004      2005     2004
                                                     -------   -------   ------   ------
Weighted average discount rate.....................  5.77%     5.92%     5.75%    6.00%
Rate of compensation increase......................  4%-8%     4%-8%      N/A      N/A

     The assumptions used in determining net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                                     ---------------------------------------------
                                       PENSION BENEFITS         OTHER BENEFITS
                                     ---------------------   ---------------------
                                     2005    2004    2003    2005    2004    2003
                                     -----   -----   -----   -----   -----   -----
Weighted average discount rate.....  5.76%   5.46%   6.75%   5.75%   6.50%   6.50%
Expected return on plan assets.....  8.50%   8.50%   8.75%    N/A     N/A     N/A
Rate of compensation increase......  4%-8%   4%-8%   4%-8%    N/A     N/A     N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan asset by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES return derived using this approach will fluctuate from year to year, the Company's policy is to hold long-term assumptions constant as it remains within reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2005                     2004
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  11% down to 5% in 2012   12% down to 5% in 2012
Medicare eligible claims.............  11% down to 5% in 2012   12% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trends would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost
  components......................................         $  --                   $--
Effect on accumulated postretirement benefit
  obligation......................................         $   2                   $(2)

PLAN ASSETS

     The weighted average allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    75%     76%
Fixed maturities............................................    25%     24%
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     The weighted average target allocation of pension plan assets for 2006 is as follows:

                                                               PENSION
                                                               BENEFITS
                                                               --------
ASSET CATEGORY
Equity securities...........................................      75%
Fixed maturities............................................      25%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $7 million to its pension plan and $136 thousand to its other benefit plans during 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service, as appropriate, are expected to be as follows:

                                                            PENSION BENEFITS   OTHER BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2006......................................................        $ 5              $  --
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 5              $  --
2011-2015.................................................        $30              $   2

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $3 million, $2 million and $2 million to these plans during the years ended December 31, 2005, 2004 and 2003, respectively.

11.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, MetLife Inc. transferred 2,532,600 shares of common stock of RGA to Equity Intermediary Company ("EIC"), a subsidiary of the Company, in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     In December 2004, MetLife contributed the 93,402 Preferred Shares of EIC to the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of:
(i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year (excluding realized investment gains). The Company paid to GenAmerica stockholder dividends in the amount of $13 million, $40 million and $1 million for the years ended December 31, 2005, 2004 and 2003. As of December 31, 2005, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2006, without prior regulatory approval, is $167 million.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. Each of the Holding Company's U.S. insurance subsidiaries exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance (the "Department") has fully adopted Codification for the preparation of statutory financial statements of insurance companies domiciled in Missouri. The impact of adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net loss of General American Life Insurance Company, a Missouri domiciled insurer, was $34 million, $80 million and $151 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $1,677 million and $1,297 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004     2003
                                                              ------   ------   -------
                                                                    (IN MILLIONS)
Holding gains on investments arising during the year........   $123     $210     $ 242
Income tax effect of holding gains..........................    (55)     (88)     (111)
Reclassification adjustments:
  Recognized holding losses included in current year
     income.................................................    (21)     (89)      (54)
  Amortization of premium and accretion of discounts
     associated with investments............................     (8)     (14)      (45)
  Income tax effect.........................................     15       43        45
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................     42       77       (10)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    (21)     (32)        5
                                                               ----     ----     -----
Net unrealized investment gains.............................     75      107        72
Foreign currency translation adjustment.....................      3       14        25
Minimum pension liability adjustment........................      2       (1)       (5)
                                                               ----     ----     -----
Other comprehensive income..................................   $ 80     $120     $  92
                                                               ====     ====     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   39   $   46   $   68
Commissions................................................     493    1,076      959
Interest and debt issue costs..............................      50       48       44
Amortization of policy acquisition costs...................     697      495      448
Capitalization of policy acquisition costs.................    (649)    (960)    (958)
Minority interest..........................................     164      162      132
Other......................................................     353      389      380
                                                             ------   ------   ------
  Total other expenses.....................................  $1,147   $1,256   $1,073
                                                             ======   ======   ======

13.  ACQUISITIONS AND DISPOSITIONS

     In March, 2005, the Company dissolved its wholly owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life. The amount received below book value was recorded as a return of capital to Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were $7 million and ($1) million for the years ended December 31, 2004 and 2003, respectively.

     In December 2004, EIC, a wholly owned subsidiary of the Company, was dissolved. See Note 11.

     In September 2003, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life insurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life insurance in-force, $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense, to the fourth quarter of 2003.

14.  DISCONTINUED OPERATIONS

REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Investment income...........................................   $--       $ 2       $--
Investment expense..........................................    --        (1)       (1)
Net investment gains (losses)...............................    --        --        (1)
                                                               ---       ---       ---
  Total revenues............................................    --         1        (2)
Provision for income taxes..................................    --        --         1
                                                               ---       ---       ---
  Income (loss) from discontinued operations net of income
     tax....................................................   $--       $ 1       $(1)
                                                               ===       ===       ===

     There was no real estate related to discontinued operations at December 31, 2005 and 2004.

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2005                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,868     $ 6,235
  Long-term debt.........................................             $   900     $   953
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2004                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $13,912     $13,912
  Equity securities......................................             $   178     $   178
  Mortgage loans on real estate..........................             $ 1,090     $ 1,133
  Policy loans...........................................             $ 2,625     $ 2,625
  Short-term investments.................................             $    86     $    86
  Cash and cash equivalents..............................             $   372     $   372
  Mortgage loan commitments..............................    $17      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,301     $ 5,808
  Long-term debt.........................................             $   506     $   540
  Shares subject to mandatory redemption.................             $   158     $   223
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,461     $ 1,461

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances which do not have final contractual maturities are assumed to equal their current net surrender value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LONG-TERM DEBT AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables under securities loaned and other transactions approximate fair value.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $192 million and ceded benefits and related costs of $143 million for the year ended December 31, 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2005 were $932 million.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. The recapture of this agreement resulted in a pre-tax gain of $1 million for the year ended December 31, 2005.

     On December 23, 2004, the Company dissolved its wholly owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     Effective January 2001, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premiums and other receivables, for the same amounts of $143 million and $146 million at December 31, 2005 and 2004 respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $189 million, $127 million and $119 million in 2005, 2004 and 2003, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax income on this business was approximately $10 million, $27 million and $12 million in 2005, 2004 and 2003, respectively.

     Under the terms of a master service agreement with Metropolitan Life, the Company and its subsidiaries paid $5 million, $7 million and $6 million in investment management fees and $87 million, $110 million and $100 million for other administrative services in 2005, 2004 and 2003, respectively. The Company had $976 million and $519 million of receivables with affiliates as of December 31, 2005 and 2004, respectively.

     At December 31, 2005, the Company held no assets in the Metropolitan Money Market Pool of affiliated companies. At December 31, 2004, the Company held $44 million of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and fair market value of $464 million and $495 million, and $191 million and $198 million, for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on those transfers were $31 million and $7 million for the years ended December 31, 2005 and 2004, respectively. There were no assets transferred for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $382 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

17.  SUBSEQUENT EVENTS

     On May 1, 2006, the Company sold its wholly owned subsidiary, Paragon, to its ultimate parent, MetLife. Immediately following the sale, MetLife merged Paragon with and into Metropolitan Life. The Company received consideration of approximately $76 million for Paragon. At December 31, 2005, Paragon had total assets of $727 million, total liabilities of $643 million, and net income of $7 million.

     On June 28, 2006, a subsidiary of RGA, Timberlake Financial L.L.C. completed an offering of $850 million of 30-year notes. The notes represent senior, secured indebtedness of Timberlake Financial, L.L.C. and its assets with no recourse to RGA or its subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering will provide long-term collateral to support Regulation Triple X reserves on approximately
1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA.

     On June 28, 2006, the Company paid to GenAmerica stockholder dividends in the amount of $13 million.

                                    PART C

                               OTHER INFORMATION

Item 26. Exhibits

a. Board of Directors Resolutions.


       1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (11)


       2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (5)

b. Custodian Agreements. Not applicable.

c. Underwriting Contracts.

       1) Proposed form of Underwriting Agreement (7)

       2) Proposed form of Selling Agreement (2)

d. Contracts.

       1) Form of Group Contract:

              i. Multi-Manager - (Group Contract 30037) (6)

              ii.Scudder - (Group Contract 30020) (4)

       2) Proposed Form of Individual Policy and Policy Riders:

              i. Scudder - (Group Contract 30018) (4,3)

              ii.Multi-Manager (30040) (4) (3), (30045) (7)

       3) Proposed Form of Certificate and Certificate Riders:

              i. Scudder - (30018) (4) (3)

              ii.Multi-Manager (30036) (4,3)

              iv.Multi-Manager (30044) (7)

e. Applications.

       1) Form of Application for Group Contract (10914) (5); (33906) (7)

       2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (5), (33910) (7)

       3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (5); (33910) (7)

       4) Form of Application for Spouse Insurance (Group Contract 10917) (5)

       5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (5)

       6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (5)

       7) Form of Application for Spouse Insurance (Individual Policy 10354) (5)

       8) Form of Application Supplement for (Scudder Direct Policy, 33105) (4)

       9) Form of Application Supplement for (Multi-Manager Direct Policy, 33116) (4) (33135) (9)

       10)Form of Application Supplement --Conditional Interim Coverage Agreement (33909) (9)

f. Depositor's Certificate of Incorporation and By-Laws.

       1) Restated Charter and By-laws of Metropolitan Life Insurance Company
          (9)

       2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (10)

g. Reinsurance Contracts. (8)

h. Participation Agreements.

       1) Form of Participation Agreement with Scudder Variable Series I (2)

       2) Form of Participation Agreement with Fidelity Variable Insurance products Fund (2)

       3) Form of Participation Agreement with Fidelity Variable Insurance products Fund II (2)

       4) Form of Participation Agreement with MFS Variable Insurance Trust (2)

       5) Form of Participation Agreement with Putnam Capital Management Trust
          (2)

       6) Form of Participation Agreement with T. Rowe Price Investment Services, Inc (6)

       7) Form of Participation Agreement with Scudder Variable Series II (7)

       8) Form of Participation Agreement with Metropolitan Series Fund, Inc.
          (8)

i. Administrative Contracts. Not applicable.

j. Other Material Contracts.


1) Guarantee Agreement (11)


k. Legal Opinions.


       1) Opinion of John R. Murphy, Esquire (11)

       2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (11)


l. Actuarial Opinion.

       Not Applicable

m. Calculations.

       Not Applicable

n. Other Opinions.


       1) Consent of Sutherland Asbill & Brennan LLP (11)


       2) Consent of Deloitte & Touche LLP (for the Depositor, the Registrant, and the Guarantor) (1)

o. Omitted Financial Statements. No financial statements are omitted from
Item 24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (3)

r. Powers of Attorney


       1) Metropolitan Life Insurance Company (11)

           (a)Power of Attorney of C. Robert Henrikson (1)

       2) General American Life Insurance Company (1)


--------
(1) Filed herewith.


(2) Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in File No. 333-80393/811-08385, filed on September 1, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341/811-05382, filed on April 28, 2000, for Policy and Certificate Riders only.

(4) Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in File No. 33-18341/811-05382, filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 found in File No. 33-67970/811-07982, filed on April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 13 on Form S-6 found in File No. 33-18341/811-05382, filed on April 25, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 found in File No. 33-58796/811-07534, filed on April 30, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 found in File No. 33-58796/811-07534, filed on April 30, 2003.

(9) Incorporated herein by reference to post-effective amendment No. 3 to the Form S-6 registration statement (File No. 333-40161/811-06025) filed on
April 6, 2000.

(10) Incorporated herein by reference to the Form N-4 registration statement of MetLife Separate Account E File No. 333-83716/811-04001) filed on March 5, 2002.

(11) Incorporated herein by reference to the Form N-6 registration statement (File No. 333-133675/811-07534) filed on May 1, 2006.


Item 27. Directors and Officers of the Depositor


  Name and Principal Business Address    Position and Offices with Depositor
 -------------------------------------  -------------------------------------
 C. Robert Henrikson                    Chairman of the Board President and
 Metropolitan Life Insurance Company    Chief Executive officer
 One MetLife Plaza
 27-01 Queens Plaza North
 Long Island City, NY 11101

 Curtis H. Barnette                     Director
 1170 Eighth Avenue, Martin Tower 2118
 Bethlehem, PA 18016-7699

 Burton A. Dole, Jr.                    Director
 Pauma Valley Country Club
 Pauma Valley Drive
 Pauma Valley, CA 92061

  Name and Principal Business Address    Position and Offices with Depositor
 -------------------------------------  -------------------------------------
 Cheryl W. Grise                        Director
 President
 Northeast Utilities
 P.O. Box 270
 Hartford, CT 06141

 James R. Houghton                      Director
 Chairman and Chief Executive Officer
 Corning Incorporated
 One Riverfront Plaza MP HQ E2-6
 Corning, NY 14831

 Harry P. Kamen                         Director
 Retired Chairman and Chief Executive
 Officer
 Metropolitan Life Insurance Company
 200 Park Avenue, Suite 5700
 New York, NY 10166

 Helene L. Kaplan                       Director
 Of Counsel, Skadden, Arps, Slate,
 Meagher and Flom
 Four Times Square
 New York, NY 10036

 John M. Keane                          Director
 2200 Wilson Blvd., Suite 102-502
 Arlington, VA 22201-3324

 James M. Kilts                         Director
 The Gillette Company
 Prudential Tower Building--48th Floor
 Boston, MA 02199

 Charles H. Leighton                    Director
 Retired Chairman and Chief Executive
 Officer
 CML Group, Inc.
 330 Gray Craig Road
 Middletown, RI 02842

 Sylvia M. Mathews                      Director
 Chief Operating Officer and Executive
 Director
 The Bill and Melinda Gates Foundation
 1551 Eastlake Avenue East
 Seattle, WA 98102

 Hugh B. Price                          Director
 Piper Rudnick LLP
 1251 Avenue of the Americas
 New York, NY 10020-1104

 Kenton J. Sicchitano                   Director
 Retired Global Managing Partner
 PricewaterhouseCoopers
 101 Jericho Road
 Weston, MA 02493

 William C. Steere, Jr.                 Director
 Retired Chairman of the Board
 Pfizer, Inc.
 235 East 42nd Street
 New York, NY 10016

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10166.


                 Name                           Position with MetLife
 -------------------------------------  -------------------------------------
 C. Robert Henrikson                    Chairman of the Board, President and
                                        Chief Executive Officer
 Gwenn L. Carr                          Vice President and Secretary
 Steven A. Kandarian                    Executive Vice President and Chief
                                        Investment Officer
 Leland C. Launer, Jr.                  President, Institutional Business
 James L. Lipscomb                      Executive Vice President and General
                                        Counsel
 Joseph J. Prochaska, Jr.               Executive Vice President and Chief
                                        Accounting Officer
 Catherine A. Rein                      Senior Executive Vice President and
                                        Chief Administrative Officer
 William J. Toppeta                     President, International
 Lisa Weber                             President, Individual Business
 William J. Wheeler                     Executive Vice President and Chief
                                        Financial Officer
 Anthony J. Williamson                  Senior Vice President and Treasurer


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant (filed herewith)

The registrant is a separate account of MetLife under the New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF SEPTEMBER 30, 2006

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2006. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Retirement Services LLC (NJ)

            a)    MetLife Investment Funds Services LLC (NJ)

            b)    MetLife Investment Funds Management LLC (NJ)

            c)    MetLife Associates LLC (DE)

                  1)   CitiStreet Equities LLC (NJ)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9989% is owned by MetLife International Holdings, Inc. and 0.0011% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.2319% is owned by MetLife International Holdings, Inc. and 4.7680% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife International Insurance Ltd. (Bermuda)

      18.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Trustee Pty Limited (Australia)

            d)    MetLife Services (Singapore) PTE Limited (Australia)

      19. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by; Natiloportem Holdings, Inc.

      20. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc., and 94.9999% is owned by MetLife International Holdings Inc.

      21. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a)    Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met
                  AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc., and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      22.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            c)    MetLife Direct Co., Ltd. (Japan)

            d)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    L/C Development Corporation (CA)

      9.    Thorngate, LLC (DE)

      10.   Alternative Fuel I, LLC (DE)

      11.   Transmountain Land & Livestock Company (MT)

      12.   MetPark Funding, Inc. (DE)

      13.   HPZ Assets LLC (DE)

      14.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      15.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      16.   MetLife (India) Private Ltd. (India)

      17.   Metropolitan Marine Way Investments Limited (Canada)

      18.   MetLife Private Equity Holdings, LLC (DE)

      19.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      20.   Metropolitan Realty Management, Inc. (DE)

      21.   Dewey Square South, LLC (NY)

      22.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      23.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        24.   Bond Trust Account A (MA)

        25.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      26.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      27.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e) RGA Reinsurance Company (Barbados) Ltd. (Barbados) (80%)

                              (i)   RGA Financial Group, L.L.C. (DE)- RGA
                                    Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv)  RGA Services India Private Limited (India)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I (DE)

                        (o)   RGA Global Reinsurance Company, Ltd. (Bermuda)

      28.   Corporate Real Estate Holdings, LLC (DE)

      29. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      30.   MetLife Tower Resources Group, Inc. (DE)

      31.   Headland - Pacific Palisades, LLC (CA)

      32.   Headland Properties Associates (CA)

      33.   Krisman, Inc. (MO)

      34.   Special Multi-Asset Receivables Trust (DE)

      35.   White Oak Royalty Company (OK)

      36.   500 Grant Street GP LLC (DE)

      37. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      38.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT)

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      7.    Pilgrim Investments York Road, LLC (DE)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

            a)    One Financial Place, LP (DE)

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  3) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

            c)    MLI Distribution LLC (DE)

            d)    Travelers Investment Adviser, Inc. (DE)

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited, Inc. (UK)

            b) MetLife Pensions Trustees Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      19.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

            b) SSB Private Selections, LLC (DE) (50%) -- SSB Private Selections, LLC ("SSB") is 45% owned by MIC and 5% owned by MLAC (the remaining 50% of SSB is owned by a third party). The capital commitment of SSB in Solomon Smith Barney Private Selection Fund I, LLC represents 24.5% of total commitments.

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      20.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      21. TRAL & Co. (CT) - TRAL & Co.is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      22.   Tribeca Distressed Securities L.L.C. (DE)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting common stock of Omega Reinsurance Corporation which has the right to elect 5 of 7 directors and other shareholders hold 100% of the participating common stock classes A and B of such corporation, which classes have the right collectively to elect 2 out of a total of 7 directors.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 29. Indemnification


MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.


Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Other Activity. The principal underwriter for the Registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account E (principal underwriter and depositor) Metropolitan Life Separate Account UL (principal underwriter and depositor) Metropolitan Series Fund, Inc. (principal underwriter and sub-investment manager)
New England Variable Annuity Fund I (depositor)
New England Life Retirement Investment Account (depositor)
The New England Variable Account (depositor)
Security Equity Separate Account Thirteen (depositor)
Security Equity Separate Account Twenty-Six (depositor)
Security Equity Separate Account Twenty-Seven (depositor)

Paragon Separate Account A (principal underwriter and depositor)

Paragon Separate Account C (principal underwriter and depositor)
Paragon Separate Account D (principal underwriter and depositor)


   (b) Management. See response to Item 27 above.

   (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                    Net Underwriting
        Name and Principal           Discounts and   Compensation on
           Underwriter                Commissions      Redemption    Brokerage Commission Other Compensation
----------------------------------- ---------------- --------------- -------------------- ------------------
Metropolitan Life Insurance Company   $          0   $            0      $          0        $          0

Commissions were paid by the Company directly to agents who are registered representatives of the principal underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Policies.

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 190 Carondelet Plaza, St. Louis, MO 63105.

Item 32. Management Services

   All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

Item 34. Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee;
(ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder's request.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and caused this registration statement to be signed on its behalf by the undersigned, in the City of New York and State of New York, on the 31st day of October, 2006.


                                                 Paragon Separate Account B
                                                        (Registrant)

                                              By: /s/ Paul G. Cellupica
                                                  -----------------------------
                                                  Paul G. Cellupica
                                                  Chief Counsel, Securities
                                                  Products & Regulation

                                              By: Metropolitan Life Insurance
                                                  Company
                                                           (Depositor)

                                              By: /s/ Paul G. Cellupica
                                                  -----------------------------
                                                  Paul G. Cellupica
                                                  Chief Counsel, Securities
                                                  Products & Regulation


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on October 31, 2006.


              Signatures                                Title
 -------------------------------------  -------------------------------------

 * Chairman of the Board, President and ------------------------------------- Chief Executive Officer
 C. Robert Henrikson

 * Executive Vice President and Chief ------------------------------------- Accounting Officer
 Joseph J. Prochaska, Jr.

 *                                      Director
 -------------------------------------
 Curtis H. Barnette

 *                                      Director
 -------------------------------------
 Burton A. Dole, Jr.

              Signatures                                Title
 -------------------------------------  -------------------------------------
 *                                      Director
 -------------------------------------
 Cheryl W. Grise

 *                                      Director
 -------------------------------------
 James R. Houghton

 *                                      Director
 -------------------------------------
 Harry P. Kamen

 *                                      Director
 -------------------------------------
 Helene L. Kaplan

 *                                      Director
 -------------------------------------
 John M. Keane

 *                                      Director
 -------------------------------------
 James M. Kilts

 *                                      Director
 -------------------------------------
 Charles M. Leighton

 *                                      Director
 -------------------------------------
 Sylvia M. Mathews

 *                                      Director
 -------------------------------------
 Hugh B. Price

 *                                      Director
 -------------------------------------
 Kenton Sicchitano

 *                                      Director
 -------------------------------------
 William C. Steere, Jr.

 * Executive Vice President and Chief ------------------------------------- Financial Officer
 William J. Wheeler

By: /s/ Marie C. Swift, Esq.
    -------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact


* Executed by Marie C. Swift on behalf of those indicated pursuant to powers of attorney filed herewith and filed with Form N-6 Registration Statement (File Nos. 333-133675 and 811-7534) filed on May 1, 2006.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, and the State of Missouri, on the 31st day of October, 2006.


                                              GENERAL AMERICAN LIFE INSURANCE
                                              COMPANY
                                                         (Guarantor)

                                              By: /s/ William C. Lane
                                                  -----------------------------
                                                  William C. Lane
                                                  Vice President and Associate
                                                  General Counsel


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on October 31, 2006.



               Signature                                Title
 -------------------------------------  -------------------------------------
 *                                      Chairman of the Board, President and
 -------------------------------------         Chief Executive Officer
 Lisa M. Weber

 *                                      Assistant Vice President and Actuary
 -------------------------------------      (Principal Financial Officer)
 Kenneth J. Eiger

 *                                                    Director
 -------------------------------------
 Michael K. Farrell

 *                                                    Director
 -------------------------------------
 Leland C. Launer, Jr.

 *                                                    Director
 -------------------------------------
 James L. Lipscomb

 *                                         Senior Vice President and Chief
 -------------------------------------           Accounting Officer
 Joseph J. Prochaska, Jr.

 *                                                    Director
 -------------------------------------
 Catherine A. Rein

 *                                                    Director
 -------------------------------------
 Stanley J. Talbi

 *                                                    Director
 -------------------------------------
 Michael J. Vietri

 *                                                    Director
 -------------------------------------
 William J. Wheeler

               Signature                                Title
 -------------------------------------  -------------------------------------
 *                                       Director, Senior Vice President and
 -------------------------------------                Treasurer
 Anthony J. Williamson

By: /s/ Marie C. Swift, Esq.
    -------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX

Exhibits



n.(2) Consent of Deloitte & Touche LLP


r.(1) Powers of Attorney--Metropolitan Life Insurance Company (C. Robert
      Herrikson)

r.(2) Powers of Attorney--General American Life Insurance Company